PRESIDENT'S MESSAGE

Dear Fellow Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated American Leaders Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month period from January 1, 1996 through December 31, 1996. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and its financial statements.

As a shareholder, your money has been at work in a portfolio of approximately 75 leading American corporations across 12 key business and industrial sectors.

In the continued favorable stock market, the fund's portfolio performed very well. Contributing to the strong total return of 21.58% were income distributions of $0.18 per share, capital gains distributions of $0.09 per share, and a significant 19% increase in net asset value.* Over the reporting period, fund net assets nearly tripled to reach $142.2 million.

Thank you for participating in the long-term growth opportunities of American companies through Federated American Leaders Fund II. We trust you were pleased with the positive performance of your investment. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue
President
February 15, 1997

* Performance quoted represents past performance and is not indicative of future performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

FEDERATED AMERICAN LEADERS FUND II

MANAGEMENT DISCUSSION AND ANALYSIS

The Standard & Poor's 500 Stock Index ("S&P 500")* registered a total return of 8.34% for the fourth quarter of 1996, and 22.96% for the full year 1996. For the two-year period ended December 31, 1996, the total return for the S&P 500 was 69.17%, making 1995-1996 one of the strongest two-year periods in the past 50 years. Major indices continued to reach new all time highs in the fourth quarter as investors reacted positively to election results and the favorable economic environment including moderate growth, subdued inflation, stable interest rates and rising corporate profits.

Our forecast for the economy for 1997 is for this environment to continue with real Gross Domestic Product growth of roughly 2.5% and corporate profit increases of 5% to 7%. Net inflows into the U.S. stock market should remain strong, especially into mutual funds. With the market strength of the past two years, many traditional measures of value suggest the market may have reached levels of over-valuation. We share some of these concerns. However, a multiple of 17 times estimated 1997 earnings for the S&P 500 does not seem unreasonable in the current economic environment, and we see many factors which are very positive for U.S. equities. The U.S. is the world leader in information technology, which has helped us to become an export powerhouse as world markets are expanding more rapidly.
While we do not attempt to time the market, we recognize we are in a higher risk market environment despite the positives which we can identify. Therefore, our current strategy is more defensive than that of six months ago. The current portfolio is well diversified among the 12 market sectors with modest overweights in energy and utilities. The technology sector is slightly underweighted. The current structure is consistent with our value and momentum disciplines which reflect few areas of compelling mis-valuation.

For 1996, the Federated American Leaders Fund II portfolio had a total return of 21.58%.** While falling short of the S&P 500, the fund's performance was competitive with other growth and income funds. Market strength in 1996 was more concentrated in large capitalization stocks that dominate the S&P 500, particularly in the latter half of the year. While we want to own stocks of America's leading companies, we pay close attention to valuation, which causes us to sell or avoid some large well-known stocks with high price to earnings ratios, in favor of more attractively valued companies.

Although we have become more selective, we believe the market still offers good investment values in certain types of stocks. We particularly favor companies which are restructuring and/or will be beneficiaries of industry consolidation as is occurring in aerospace and banking. Lockheed Martin and Chase Manhattan are good examples of these themes. We also favor dominant companies which are both domestic and global leaders such as General Electric and General Motors.

* The Standard & Poor's 500 Stock Index, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged and actual investments cannot be made in an index.

** Performance quoted represents past performance and is not indicative of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

FEDERATED AMERICAN LEADERS FUND II
GROWTH OF $10,000 INVESTED IN THE FEDERATED AMERICAN LEADERS FUND II

The graph below illustrates the hypothetical investment of $10,000 in the Federated American Leaders Fund II (the "Fund") from February 10, 1994 (start of performance) to December 31, 1996, compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lipper Growth and Income Funds Average (LGIFA).++

Graphic representation omitted; see Appendix A.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1996
   1 Year.............................................21.58%
   Start of Performance (2/10/94).....................18.03%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

+ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.
++ The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED AMERICAN LEADERS FUND II
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

    SHARES                                                                                  VALUE
 COMMON STOCKS -- 94.3%
              BASIC INDUSTRY -- 6.6%
       20,400 Betzdearborn, Inc.                                                        $ 1,193,400
       28,000 Consolidated Papers, Inc.                                                   1,375,500
       27,500 Great Lakes Chemical Corp.                                                  1,285,625
       35,000 International Paper Co.                                                     1,413,125
       37,500 Monsanto Co.                                                                1,457,812
       65,000 Morton International, Inc.                                                  2,648,750
               Total                                                                      9,374,212
              CONSUMER DURABLES -- 3.1%
       37,500 General Motors Corp.                                                        2,090,624
      101,500 Rubbermaid, Inc.                                                            2,309,125
               Total                                                                      4,399,749
              CONSUMER NON-DURABLES -- 12.9%
       24,800 Avon Products, Inc.                                                         1,416,700
       32,000 CPC International, Inc.                                                     2,480,000
       52,500 Heinz (H.J.) Co.                                                            1,876,875
       73,000 IBP, Inc.                                                                   1,770,250
       37,000 Kimberly-Clark Corp.                                                        3,524,250
       23,000 Philip Morris Cos., Inc.                                                    2,590,375
       35,000 Tambrands, Inc.                                                             1,430,624
       18,400 Unilever N.V., ADR                                                          3,224,600
               Total                                                                     18,313,674
              ENERGY MINERALS -- 9.0%
       18,900 Chevron Corp.                                                               1,228,500
       16,000 Exxon Corp.                                                                 1,568,000
       10,000 Mobil Corp.                                                                 1,222,500
       50,000 Occidental Petroleum Corp.                                                  1,168,750
       10,000 Royal Dutch Petroleum Co., ADR                                              1,707,500

    SHARES                                                                                  VALUE
 COMMON STOCKS -- CONTINUED
              ENERGY MINERALS -- CONTINUED
       13,000 Texaco, Inc.                                                              $ 1,275,625
       65,000 USX Marathon Group                                                          1,551,875
       62,662 Union Pacific Resources Group, Inc.                                         1,832,864
       28,600 Unocal Corp.                                                                1,161,874
               Total                                                                     12,717,488
              FINANCE -- 13.0%
       45,000 Aflac, Inc.                                                                 1,923,750
       25,508 Allstate Corp.                                                              1,476,276
       12,500 CIGNA Corp.                                                                 1,707,813
       17,000 Chase Manhattan Corp.                                                       1,517,250
       13,000 Citicorp                                                                    1,339,000
       19,600 Dean Witter, Discover & Co.                                                 1,298,500
       56,500 Federal National Mortgage Association                                       2,104,625
       23,000 Marsh & McLennan Cos., Inc.                                                 2,392,000
       26,000 National City Corp.                                                         1,166,750
       25,000 Republic New York Corp.                                                     2,040,625
       33,533 Travelers Group, Inc.                                                       1,521,560
               Total                                                                     18,488,149
              HEALTH CARE -- 10.0%
       42,500 Abbott Laboratories                                                         2,156,875
       26,500 American Home Products Corp.                                                1,553,563
       30,000 Bausch & Lomb, Inc.                                                         1,050,000
       90,000 (a)Biomet, Inc.                                                             1,361,250
       22,000 Bristol-Myers Squibb Co.                                                    2,392,500
       47,700 Columbia/HCA Healthcare Corp.                                               1,943,775
       70,800 (a)Healthsource, Inc.                                                         929,250
       19,000 Merck & Co., Inc.                                                           1,505,750
       30,000 United Healthcare Corp.                                                     1,350,000
               Total                                                                     14,242,963

    SHARES                                                                                  VALUE
 COMMON STOCKS -- CONTINUED
              PRODUCER MANUFACTURING -- 5.4%
       17,800 General Electric Co.                                                      $ 1,759,975
       41,500 Ingersoll-Rand Co.                                                          1,846,750
       14,200 Loews Corp.                                                                 1,338,350
       28,500 Textron, Inc.                                                               2,686,125
               Total                                                                      7,631,200
              RETAIL TRADE -- 4.7%
       43,900 Dayton-Hudson Corp.                                                         1,723,075
       52,000 Dillard Department Stores, Inc., Class A                                    1,605,500
       30,000 Sears, Roebuck & Co.                                                        1,383,750
       85,000 Wal-Mart Stores, Inc.                                                       1,944,375
               Total                                                                      6,656,700
              SERVICES -- 4.9%
       71,500 Block (H&R), Inc.                                                           2,073,500
       96,500 Browning-Ferris Industries, Inc.                                            2,533,125
       14,000 Disney (Walt) Co.                                                             974,750
       19,000 Gannett Co., Inc.                                                           1,422,625
               Total                                                                      7,004,000
              TECHNOLOGY -- 10.9%
       38,500 AMP, Inc.                                                                   1,477,438
        6,900 Automatic Data Processing, Inc.                                               295,838
        1,050 Boeing Co.                                                                    111,694
       45,500 Electronic Data Systems Corp.                                               1,967,875
       40,000 General Motors Corp., Class H                                               2,250,000
       26,400 Hewlett-Packard Co.                                                         1,326,600
       14,000 Intel Corp.                                                                 1,833,125
       13,900 International Business Machines Corp.                                       2,098,900
        9,270 Lockheed Martin Corp.                                                         848,205
       28,560 Lucent Technologies, Inc.                                                   1,320,900
       25,000 Rockwell International Corp.                                                1,521,875
        9,000 (a)Solectron Corp.                                                            480,375
               Total                                                                     15,532,825

    SHARES                                                                                  VALUE
 COMMON STOCKS -- CONTINUED
              TRANSPORTATION -- 0.9%
       15,000 (a)AMR Corp.                                                              $ 1,321,874
 UTILITIES -- 12.9%
       34,500 AT&T Corp.                                                                  1,500,750
       30,000 (a)Columbia Gas System, Inc.                                                1,908,750
       44,100 Enron Corp.                                                                 1,901,813
       28,000 FPL Group, Inc.                                                             1,288,000
       47,000 GTE Corp.                                                                   2,138,500
      101,000 MCI Communications Corp.                                                    3,301,438
      109,100 Pacific Gas & Electric Co.                                                  2,291,100
       76,000 Pacific Telesis Group                                                       2,793,000
       55,600 Southern Co.                                                                1,257,950
               Total                                                                     18,381,301
               TOTAL COMMON STOCKS (IDENTIFIED COST $117,159,609)                       134,064,135
 PREFERRED STOCKS -- 1.7%
              TECHNOLOGY -- 1.7%
       30,600 Microsoft Corp., Conv. Pfd. (IDENTIFIED COST $2,444,175)                    2,451,825
 (B)REPURCHASE AGREEMENTS -- 3.6%
 $  5,130,000 BT Securities Corporation, 6.90%, dated 12/31/1996, due 1/2/1997
              (AT AMORTIZED COST)                                                         5,130,000
               TOTAL INVESTMENTS (IDENTIFIED COST $124,733,784)(C)                  $   141,645,960


(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $124,736,051. The net unrealized appreciation of investments on a federal tax basis amounts to $16,909,909 which is comprised of $18,525,108 appreciation and $1,615,199 depreciation at December 31, 1996.

Note: The categories of investments are shown as a percentage of net assets ($142,216,464) at December 31, 1996.

The following acronyms are used throughout this portfolio:

ADR -- American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND II
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

 ASSETS:
 Total investments in securities, at value (identified cost, $124,733,784
 and  tax cost, $124,736,051)                                                              $ 141,645,960
 Cash                                                                                             15,361
 Income receivable                                                                               320,777
 Receivable for investments sold                                                                 521,723
 Receivable for shares sold                                                                      516,775
    Total assets                                                         $143,020,596
 LIABILITIES:
 Payable for investments purchased                                            544,984
 Payable for shares redeemed                                                  249,683
 Accrued expenses                                                               9,465
    Total liabilities                                                         804,132
 Net Assets for 9,322,235 shares outstanding                                               $ 142,216,464
 NET ASSETS CONSIST OF:
 Paid in capital                                                                           $ 121,468,683
 Net unrealized appreciation of investments                                                   16,912,176
 Accumulated net realized gain on investments                                                  3,724,287
 Undistributed net investment income                                                             111,318
    Total Net Assets                                                                       $ 142,216,464
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $142,216,464 / 9,322,235 shares outstanding                                                      $15.26


(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND II
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

 INVESTMENT INCOME:
 Dividends                                                                                  $  1,888,201
 Interest                                                                                        323,745
   Total income                                                                                2,211,946
 EXPENSES:
 Investment advisory fee                                                    $ 693,045
 Administrative personnel and services fee                                    125,000
 Custodian fees                                                                26,802
 Transfer and dividend disbursing agent fees and expenses                      18,072
 Directors'/Trustees' fees                                                      1,936
 Auditing fees                                                                 10,000
 Legal fees                                                                     2,920
 Portfolio accounting fees                                                     44,751
 Share registration costs                                                      24,823
 Printing and postage                                                          30,939
 Insurance premiums                                                             3,303
 Miscellaneous                                                                 11,527
   Total expenses                                                             993,118
 Waivers --
   Waiver of investment advisory fee                                         (203,603)
      Net expenses                                                                               789,515
           Net investment income                                                               1,422,431
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                              3,780,324
 Net change in unrealized appreciation of investments                                         12,783,766
      Net realized and unrealized gain on investments                                         16,564,090
           Change in net assets resulting from operations                                   $ 17,986,521


(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND II
STATEMENT OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED DECEMBER 31,
                                                                              1996               1995
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                    $  1,422,431        $  385,529
 Net realized gain (loss) on investments ($3,738,194 and
 $460,510  net gains, respectively, as computed for federal                  3,780,324           418,832
 tax purposes)
 Net change in unrealized appreciation of investments                       12,783,766         4,129,761
   Change in net assets resulting from operations                           17,986,521         4,934,122
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income                                   (1,311,113)         (386,024)
 Distributions in excess of net investment income                                   --           (10,010)
 Distributions from net realized gains                                        (450,672)               --
   Change in net assets resulting from distributions to                     (1,761,785)         (396,034)
   shareholders
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                               89,014,893        45,176,314
 Net asset value of shares issued to shareholders in payment
 of  distributions declared                                                  1,761,418           396,398
 Cost of shares redeemed                                                   (13,298,117)       (3,997,296)
   Change in net assets resulting from share transactions                   77,478,194        41,575,416
     Change in net assets                                                   93,702,930        46,113,504
 NET ASSETS:
 Beginning of period                                                        48,513,534         2,400,030
 End of period (including undistributed net investment
 income of $111,318 and $0, respectively)                                 $142,216,464       $48,513,534


(See Notes which are an integral part of the Financial Statements)


FEDERATED AMERICAN LEADERS FUND II
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                YEAR ENDED DECEMBER 31,
                                                                           1996          1995        1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                     $12.80        $ 9.74       $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                     0.19          0.20         0.19
  Net realized and unrealized gain (loss) on investments                    2.54          3.06        (0.26)
  Total from investment operations                                          2.73          3.26        (0.07)
 LESS DISTRIBUTIONS
  Distributions from net investment income                                 (0.18)        (0.19)       (0.19)
  Distributions in excess of net investment income(b)                         --         (0.01)          --
  Distributions from net realized gain on investments                      (0.09)           --           --
  Total distributions                                                      (0.27)        (0.20)       (0.19)
 NET ASSET VALUE, END OF PERIOD                                           $15.26        $12.80       $ 9.74
 TOTAL RETURN(C)                                                           21.58%        33.71%       (0.70)%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                  0.85%         0.85%        0.54%*
  Net investment income                                                     1.54%         2.03%        2.58%*
  Expense waiver/reimbursement(d)                                           0.22%         1.36%       25.42%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                               $142,216       $48,514       $2,400
  Average commission rate paid(e)                                        $0.0012            --           --
  Portfolio turnover                                                          90%           43%          32%


* Computed on an annualized basis.

(a) Reflects operations for the period from February 10, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (start of business) to January 31, 1994, the Fund had no investment activity.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

1. ORGANIZATION
Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated American Leaders Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The primary investment objective of the Fund is to achieve long-term growth of capital. The Fund's secondary objective is to provide income.

Effective April 15, 1996, the Board of Trustees ("Trustees") changed the name of the Trust from Insurance Management Series to Federated Insurance Series and the name of the Fund from Equity Growth and Income Fund to Federated American Leaders Fund II.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short term capital gain distributions. The following reclassifications have been made to the financial statements.

             INCREASE (DECREASE)
  ACCUMULATED NET       UNDISTRIBUTED NET
 REALIZED GAIN/LOSS     INVESTMENT INCOME
     ($10,010)               $10,010

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.
FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                           1996         1995
 Shares sold                                            6,346,064    3,870,639
 Shares issued to shareholders in payment of              124,400       32,670
 distributions declared
 Shares redeemed                                         (938,427)    (359,502)
  Net change resulting from share transactions          5,532,037    3,543,807

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational and start-up administrative service expenses of $47,855 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational and start-up administrative expenses during the five-year period following the effective date. For the period ended December 31, 1996, the Fund paid $9,571 pursuant to this agreement.

GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1996, were as follows:

 PURCHASES                                                      $ 153,455,140
 SALES                                                          $  78,730,697

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of the Federated Insurance Series and Shareholders of FEDERATED AMERICAN LEADERS FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated American Leaders Fund II (a portfolio of the Federated Insurance Series) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated American Leaders Fund II as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
February 7, 1997


TRUSTEES

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward J. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts


OFFICERS

John F. Donahue
Chairman

J. Christopher Donahue
President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

S. Elliott Cohan
Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.
This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

                                                                   FEDERATED
                                                                    AMERICAN
                                                                     LEADERS
                                                                     FUND II

                                                               ANNUAL REPORT
                                                             TO SHAREHOLDERS
                                                           DECEMBER 31, 1996

                                                  FEDERATED INSURANCE SERIES

[Graphic]

Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 313916405
G00843-01 (2/97)




PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Utility Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month period from January 1, 1996 through December 31, 1996. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's utility holdings and the financial statements.

The fund is an attractive way to help your money earn dividend income, with some opportunities for growth, from an investment sector that supplies critical services to society. At the end of the reporting period, the fund's 60 common and preferred stock holdings were spread across the electric, telecommunication, natural gas and international utilities.

Despite a relatively weak environment for utility stocks during 1996 (the total return for the Standard & Poor's Utility Index* was 3.08%) Federated Utility Fund II produced a strong total return of 11.56%.** Contributing to this performance was $0.41 per share in income, $0.05 per share in capital gains, and a 7% increase in net asset value. On December 31, 1996, net assets reached $63.6 million -- a significant increase over the $30 million in net assets at the beginning of the period.

Thank you for participating in the income and growth opportunities of utility stocks through Federated Utility Fund II. We hope you are pleased with the fund's strong relative performance. As always, we welcome your comments and suggestions.

Sincerely,

/s/ J. Christopher Donahue

J. Christopher Donahue

President

February 15, 1997

* Standard & Poor's Utility Index is an unmanaged index of common stocks from forty different electric and natural gas utilities indicating daily changes in the price of the stocks. Investments cannot be made in an index.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

FEDERATED UTILITY FUND II

MANAGEMENT DISCUSSION AND ANALYSIS

1996 was an exciting year for the utility industry, complete with mergers and acquisitions, spin-offs and landmark legislation. We witnessed proposed combinations of huge companies at handsome premiums to pre-announcement stock prices. In telecommunications, British Telecommunications agreed to buy MCI Communications at a 43% premium to create the fourth largest long distance company in the world. A number of electric utilities proposed mergers with other electric utilities, some on a friendly basis and others on a hostile basis. A new buzzword developed for the industry as well. The concept of "convergence," in which an electric utility merges with a natural gas utility to become a total energy provider brought some innovative merger announcements. Enron Corporation, the largest marketer of natural gas in North America agreed to buy Portland General, a low cost electric utility in the western United States at a 48% premium. More recently, Duke Power agreed to merge with PanEnergy at a 19% premium. With a combined market capitalization of $23 billion, this represents the largest merger to date in the industry, creating a powerhouse total energy provider.

Some electric companies made acquisitions outside the United States, with numerous transactions in the United Kingdom and Australia power industries. And Southern Company, the largest domestic electric utility bought 80% of Consolidated Electric Power Asia, the largest independent power producer in Asia, continuing its strategy to derive an increasing percentage of its income internationally. On the opposing side of the spectrum, AT&T Corporation has completed the spin-off of its Lucent Technology and NCR Corporation subsidiaries. Clearly, many utility managements are positioning their companies to thrive in the more competitive environment of the future. The portfolio has benefited from its ownership in a number of these takeover candidates.

On the legislative front, deregulation continues to move forward. The President signed the landmark telecommunications bill in February 1996, beginning the lengthy process of bringing competition to the local and long distance markets. Electric deregulation is progressing on a state-by-state basis, with 42 states currently studying legislation. Our observation is that efforts to bring competition to the utility industry are progressing very slowly, allowing the companies time to improve their balance sheets and cost structures, to work with their commissions and legislatures, and increasingly to find synergistic merger partners. Furthermore, key states such as California and Pennsylvania have proposed electric utility reform which is quite positive for the utility companies in those states and which is being studied as a model by other states.

The fund posted a total return of 11.56% for the period ended December 31, 1996,* far surpassing the 3.08% return of the Standard & Poor's ("S&P") Utility Index. It should be noted that Standard & Poor's removed telephone utilities from its utility index and placed them in a separate S&P Communications Index** on July 10, 1996. In the future we will compare the fund's performance with both the S&P Utility Index, representing electric and natural gas sectors, and the S&P Communications Index.

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

** Standard & Poor's Communications Index is an unmanaged index of common stocks from telephone utilities indicating daily changes in the price of the stocks. Investments cannot be made in an index.

The portfolio's performance was bolstered by an 11% allocation to natural gas, a sector which enjoyed a total return of nearly 33% in 1996. This performance dwarfed that of the S&P electrics sector, down 0.33% for the year and the S&P telephones sector, which was up only 1.01% in 1996. While natural gas stocks benefited from strong natural gas prices and merger speculation, the interest-sensitive electrics were held back by a poorly performing bond market. Telephones suffered from a combination of rising interest rates, entering the year in an overbought position and investor concerns regarding telecom deregulation.

An allocation of 8% to international utilities contributed to the portfolio's return, as international utilities significantly outperformed domestic utilities in 1996. Finally, the portfolio holds 23% in non-utility common stocks and convertible securities which diversify away some of the interest rate risk inherent in utilities and which have contributed significantly to the defensive characteristics of the portfolio.

OUTLOOK

We expect to see more electric utility company mergers in 1997 and a continuation of the convergence theme. The Federal Energy Regulatory Commission has recently issued guidelines which should quicken the pace of completing proposed electric utility mergers. This is welcome news. The premiums being paid and the synergistic savings resulting from these combinations should benefit the stocks. Additionally, we should see further competitive rulings from state utility commissions and legislatures, reducing uncertainty in the group. On the telephone front, recent deregulation guidelines proposed by the Federal Communications Commission exhibit a slow and less harsh approach to the process, resulting in positive performances by these stocks. Lastly, utilities retain their defensive investment qualities as the general stock market becomes increasingly volatile. In fact, the fund has outperformed the S&P 500 Stock Index*** in 17 of the 20 periods in which the Index corrected by 2% or more since 1990. As well, the fund has outperformed the 30-year Treasury Bond return in 17 of the 18 periods in which the Treasury Bond corrected by 3% or more since 1990. We will strive to maintain the defensive qualities of the fund while seeking a competitive return.

THEMES

1) High quality domestic utilities with superior dividend growth prospects.

2) Defensive non-utility holdings, mostly in the form of convertible bonds and preferred stocks.

3) Diversified international utility holdings.

*** Standard & Poor's 500 Stock Index is an unmanaged composite index of common stocks in industrial, transportation, and financial and public utility companies, and can be used to compare the total returns of funds whose portfolios are invested primarily in common stocks. Investments cannot be made in an index.

COMMENTS REGARDING SELECTED PURCHASES

SPRINT CORP. -- Sprint enjoys the highest revenue and volume growth of the long distance telephone companies. We purchased the stock at an attractive price compared to its peers and compared to its historical price/earnings multiple relative to the market.

SALOMON BROTHERS DECS, SERIES CINCINNATI BELL, 7.625% -- This Salomon Brothers preferred stock is convertible into the common stock of Cincinnati Bell, a midwest local and long distance telephone service provider whose expected long-term earnings growth rate is 23%. We believe that its other businesses, including telemarketing services, information management and billing services, and yellow pages publication are undervalued.

TOSCO CORP. 5.75% CONVERTIBLE PREFERRED STOCK -- Tosco is a highly successful oil refiner, wholesaler, gas retailer and operator of convenience stores. We purchased the convertible preferred stock issued as part of the company's financing for its proposed acquisition of Unocal Corp.

SUNAMERICA PERCS 8.5% -- SunAmerica is one of the best positioned companies in the growing annuity and retirement savings market. We purchased this high yielding convertible preferred to complement our holding of the SunAmerica 7.25% STRYPES.

FEDERATED UTILITY FUND II

        GROWTH OF $10,000 INVESTED IN THE FEDERATED UTILITY FUND II

The graph below illustrates the hypothetical investment of $10,000 in the Federated Utility Fund II (the "Fund") from February 10, 1994 (start of performance) to December 31, 1996, compared to the Standard & Poor's 500 Index (S&P 500)+ and the Standard & Poor's Utility Index (SPXU).+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX A

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1996
1 Year                                                                   11.56%
Start of Performance (2/10/94)                                10.63%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and SPXU have been adjusted to reflect reinvestment of dividends on securities in the indices.

+ The S&P 500 and the SPXU are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED UTILITY FUND II
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1996

                                                           VALUE
                                                           IN U.S.
    SHARES                                                 DOLLARS
 COMMON STOCKS--79.4%
                        CONSUMER DURABLES--1.2%
                 24,300 Ford Motor Co.                             $  774,563
                        CONSUMER NON-DURABLES--1.9%
                 10,800 Philip Morris Cos., Inc.                    1,216,350
                        ELECTRIC UTILITIES: CENTRAL--12.0%
                 58,700 CMS Energy Corp.                            1,973,787
                 23,300 Cinergy Corp.                                 777,637
                 75,000 DPL, Inc.                                   1,837,500
                 54,600 Illinova Corp.                              1,501,500
                 38,900 NIPSCO Industries, Inc.                     1,541,412
                         Total                                      7,631,836
                        ELECTRIC UTILITIES: EAST--5.6%
                 50,000 DQE, Inc.                                   1,450,000
                 28,200 GPU, Inc.                                     948,225
                 45,000 Peco Energy Co.                             1,136,250
                         Total                                      3,534,475
                        ELECTRIC UTILITIES: SOUTH--14.8%
                 55,700 Duke Power Co.                              2,576,125
                 57,100 FPL Group, Inc.                             2,626,600
                 69,600 Southern Co.                                1,574,700
                 54,300 TECO Energy, Inc.                           1,309,988
                 33,000 Texas Utilities Co.                         1,344,750
                         Total                                      9,432,163
                        ELECTRIC UTILITIES: WEST--7.3%
                 50,400 Pacificorp                                  1,033,200
                 66,200 Pinnacle West Capital Corp.                 2,101,850
                 35,300 Portland General Corp.                      1,482,600
                         Total                                      4,617,650


FEDERATED UTILITY FUND II

                                                                      VALUE
                                                                     IN U.S.
    SHARES                                                           DOLLARS
 COMMON STOCKS--CONTINUED
                        ENERGY MINERALS--0.5%
                  3,100 Exxon Corp.                             $     303,800
                        FINANCE--4.0%
                 48,500 Meditrust, REIT                             1,940,000
                  8,500 Mellon Bank Corp.                             603,500
                         Total                                      2,543,500
                        MAJOR U.S. TELECOMMUNICATIONS--17.8%
                 12,600 AT&T Corp.                                  548,100
                 29,800 Ameritech Corp.                             1,806,625
                 50,000 BellSouth Corp.                             2,018,750
                 39,700 GTE Corp.                                   1,806,350
                 63,900 MCI Communications Corp.                    2,088,731
                 38,700 Pacific Telesis Group                       1,422,225
                  6,700 SBC Communications, Inc.                      346,725
                 32,500 Sprint Corp.                                1,295,938
                         Total                                     11,333,444
                        NATURAL GAS DISTRIBUTION--4.9%
                 52,400 MCN Corp.                                   1,513,050
                  3,400 New Jersey Resources Corp.                     99,450
                 48,900 Pacific Enterprises                         1,485,338
                         Total                                      3,097,838
                         NON-U.S. UTILITIES--6.2%
                 13,500 CPT Telefonica del Peru S.A.,               254,813
                        Class B, ADR
                 30,000 Iberdrola S.A.                              425,188
                 15,400 Korea Electric Power Corp.,                 315,700
                        ADR
                 43,300 National Power Co. PLC, ADR                 1,466,787
                241,800 STET-Societa Finanziaria                      816,892
                        Telefonica S.P.A.
                  9,000 Telecomunicacoes Brasileras,                  688,500
                        ADR
                         Total                                      3,967,880


FEDERATED UTILITY FUND II

                                                                      VALUE
                                                                     IN U.S.
    SHARES                                                           DOLLARS
 COMMON STOCKS--CONTINUED
                        OIL/GAS TRANSMISSION--2.3%
                 15,100 Panenergy Corp.                          $    679,500
                 21,000 Williams Cos., Inc. (The)                     787,500
                         Total                                      1,467,000
                        OTHER TELEPHONE/COMMUNICATIONS--0.5%
                 13,500 Frontier Corp.                                305,437
                        WATER SUPPLY--0.4%
                 12,800 American Water Works Co., Inc.                264,000
                         TOTAL COMMON STOCKS                       50,489,936
                         (IDENTIFIED COST $46,114,384)
 CONVERTIBLE PREFERRED STOCKS--15.0%
                        BASIC INDUSTRY--1.6%
                 32,900 Coeur d'Alene Mines Corp.,                    575,750
                        Conv. Pfd., 7.00%
                  2,800 International Paper Co.,                      129,755
                        Cumulative Conv. Pfd., $2.63
                  7,700 Merrill Lynch & Co., Inc.,                    308,962
                        STRYPES, Series IML 6.25%
                         Total                                      1,014,467
                        CABLE-0.7%
                 20,500 Merrill Lynch & Co., Inc.,                    456,125
                        STRYPES, Series Cox, 6.00%
                        CELLULAR TELEPHONE--0.9%
                 20,200 Airtouch Communications, Inc.,                550,450
                        DECS, Series B, 6.00%
                        CONSUMER NON-DURABLES--0.5%
                  6,200 Amcor Ltd., PRIDES                            316,200
                        ENERGY MINERALS--1.0%
                 12,100 (a)Tosco Corp., Conv. Pfd.,                   630,713
                        5.75%
                        FINANCE--5.2%
                  7,500 Aetna Services Inc., Conv.                    595,312
                        Pfd., 6.25%
                  4,500 Merrill Lynch & Co., Inc.,                    299,250
                        STRYPES, Series Sun America
                        7.25%
                 16,000 Merrill Lynch & Co., Inc.,                  1,076,000
                        STRYPES, Series MGIC, $3.12
                  9,500 Salomon, Inc., DECS, Series                   289,750
                        FSA, 7.625%


FEDERATED UTILITY FUND II

  SHARES OR
   PRINCIPAL
      OR                                                            VALUE
  FOREIGN PAR                                                       IN U.S.
    AMOUNT                                                          DOLLARS
 CONVERTIBLE PREFERRED STOCKS--CONTINUED
                        FINANCE--continued
                 10,900 Salomon, Inc., DECS, Series               $   656,725
                        Cincinnati Bell, $3.48
                 10,000 SunAmerica, Inc., PERCS, 8.5%                 422,500
                         Total                                      3,339,537
                        OIL/GAS TRANSMISSION--1.4%
                 10,000 Williams Cos., Inc. (The),                    885,000
                        Conv. Pfd., $3.50
                        SERVICES--2.0%
                  2,800 Alco Standard Corp., ACES,                    267,400
                        $5.04
                 25,000 Browning-Ferris Industries,                   712,500
                        Inc., ACES, $2.58
                 24,900 Hollinger International                       286,350
                        Publishing, Inc., Conv. Pfd.,
                        $.95
                         Total                                      1,266,250
                        TECHNOLOGY--1.7%
                 13,500 Microsoft Corp., Conv. Pfd.,                1,081,687
                        2.75%
                         TOTAL CONVERTIBLE PREFERRED                9,540,429
                         STOCKS (IDENTIFIED COST
                         $8,995,460)
 CONVERTIBLE CORPORATE BONDS--3.6%
                        HEALTH CARE--1.2%
 $              470,000 Alza Corp., Conv. Bond, 5.00%,                453,550
                        5/1/2006
                270,000 Tenet Healthcare Corp., Conv.                 280,800
                        Bond, 6.00%, 12/1/2005
                         Total                                        734,350
                        NON-U.S. UTILITIES--1.2%
                245,000 Korea Electric Power Corp.,                   245,612
                        Conv. Bond, 5.00%, 8/1/2001
                450,000 (a)New World Infrastructure,                  532,688
                        Conv. Bond, 5.00%, 7/15/2001
                         Total                                        778,300
                        RETAIL TRADE--0.4%
                240,000 Saks Holdings, Inc., Conv.                    221,549
                        Bond, 5.50%, 9/15/2006
                        TECHNOLOGY--0.9%
                525,000 (a)Solectron Corp., Conv. Bond,               572,156
                        6.00%, 3/1/2006
                         TOTAL CONVERTIBLE CORPORATE                2,306,355
                         BONDS (IDENTIFIED COST
                         $2,194,809)


FEDERATED UTILITY FUND II

                                                                      VALUE
   PRINCIPAL                                                          IN U.S.
    AMOUNT                                                            DOLLARS
 (b)REPURCHASE AGREEMENT--3.9%
 $            2,450,000 BT Securities Corporation,
                        6.90%, dated 12/31/1996, due
                        1/2/1997
                        (AT AMORTIZED COST)                      $  2,450,000
                         TOTAL INVESTMENTS (IDENTIFIED           $  64,786,720
                         COST $59,754,653)(c)

(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At December 31, 1996, these securities amounted to $1,735,557 which represents 2.73% of net assets.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $59,773,122. The net unrealized appreciation of investments on a federal tax basis amounts to $5,013,598 which is comprised of $5,441,092 appreciation and $427,494 depreciation at December 31, 1996.

Note: The categories of investments are shown as a percentage of net assets ($63,557,536) at December 31, 1996.

The following acronyms are used throughout this portfolio:

ACES -- Adjustable Convertible Extendable Securities
ADR -- American Depositary Receipt
DECS -- Dividend Enhanced Convertible Stock
PERCS -- Preferred Equity Redemption Cumulative Stock
PLC -- Public Limited Company
PRIDES -- Preferred Redeemable Increased Dividend Equity Securities REIT -- Real Estate Investment Trust
STRYPES -- Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND II
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

 ASSETS:
 Total investments in securities, at value
 (identified cost $59,754,653,
 and tax cost $59,773,122)                                        $ 64,786,720
 Cash                                                                      789
 Income receivable                                                     197,174
 Receivable for investments sold                                       355,942
 Receivable for shares sold                                             64,887
   Total assets                                                     65,405,512
 LIABILITIES:
 Payable for investments purchased                  $ 1,708,514
 Payable for shares redeemed                            114,911
 Net payable for foreign currency exchange                1,152
 contracts
 Payable for taxes withheld                               4,022
 Accrued expenses                                        19,377
   Total liabilities                                                 1,847,976
 Net Assets for 5,382,230 shares outstanding                      $ 63,557,536
 NET ASSETS CONSIST OF:
 Paid in capital                                                  $ 56,986,551
 Net unrealized appreciation of investments and translation of assets and liabilities
 in foreign currency                                                 5,032,196
 Accumulated net realized gain on investments and                    1,447,599
 foreign currency transactions
 Undistributed net investment income                                    91,190
   Total Net Assets                                               $ 63,557,536
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $63,557,536 / 5,382,230 shares outstanding                             $11.81

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND II
STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of                      $  2,052,676
 $53,469)
 Interest                                                              250,263
  Total income                                                       2,302,939
 EXPENSES:
 Investment advisory fee                            $ 361,797
 Administrative personnel and services fee            125,000
 Custodian fees                                        29,963
 Transfer and dividend disbursing agent fees and       17,870
 expenses
 Directors'/Trustees' fees                              2,005
 Auditing fees                                         10,000
 Legal fees                                             3,060
 Portfolio accounting fees                             47,784
 Share registration costs                               9,743
 Printing and postage                                  36,476
 Insurance premiums                                     4,138
 Miscellaneous                                         12,382
  Total expenses                                      660,218
 Waiver of investment advisory fee                   (248,058)
  Net expenses                                                         412,160
  Net investment income                                              1,890,779
 REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND FOREIGN CURRENCY:
 Net realized gain on investments and foreign                        1,471,710
 currency transactions
 Net change in unrealized appreciation of investments and
 translation of assets and
 liabilities in foreign currency                                     2,758,768
  Net realized and unrealized gain on investments                    4,230,478
  and foreign currency
  Change in net assets resulting from operations                  $  6,121,257

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND II
STATEMENT OF CHANGES IN NET ASSETS

                                             YEAR ENDED
                                            DECEMBER 31,
                                     1996                  1995
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                       $   1,890,779  $      552,993
 Net realized gain (loss) on
 investments and foreign currency
 transactions ($1,464,419 and
 $202,587, respectively, as
 computed
 for federal tax purposes)                      1,471,710          192,681
 Net change in unrealized
 appreciation (depreciation) of
 investments
 and translation of assets and                  2,758,768        2,281,446
 liabilities in foreign currency
  Change in net assets resulting                6,121,257        3,027,120
  from operations
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net                        (1,821,526)        (545,930)
 investment income
 Distributions from net realized
 gains on investments and foreign
 currency transactions                           (192,047)            --
  Change in net assets resulting               (2,013,573)        (545,930)
  from distributions to
  shareholders
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                  36,577,954       27,140,255
 Net asset value of shares issued
 to shareholders in payment of
 distributions declared                         2,013,573          542,617
 Cost of shares redeemed                       (8,821,081)      (1,458,826)
  Change in net assets resulting               29,770,446       26,224,046
  from share transactions
    Change in net assets                       33,878,130       28,705,236
 NET ASSETS:
 Beginning of period                           29,679,406          974,170
 End of period (including
 undistributed net investment
 income
 of $91,190 and $5,636,                    $   63,557,536   $   29,679,406
 respectively)

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND II
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         YEAR ENDED
                                                       DECEMBER 31,
                                               1996        1995      1994(a)
 NET ASSET VALUE, BEGINNING OF PERIOD           $11.03       $ 9.29         $ 9.48
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                           0.42         0.45           0.34
  Net realized and unrealized gain (loss) on
  investments
  and foreign currency                            0.82         1.74          (0.19)
  Total from investment operations                1.24         2.19           0.15
 LESS DISTRIBUTIONS
  Distributions from net investment income       (0.41)       (0.45)         (0.34)
  Distributions from net realized gain on
  investments and foreign
  currency transactions                          (0.05)        --             --
 Total distributions                             (0.46)       (0.45)         (0.34)
 NET ASSET VALUE, END OF PERIOD                 $11.81       $11.03         $ 9.29
 TOTAL RETURN(b)                                 11.56%       24.18%          1.12%
 Ratios to average net assets
  Expenses                                        0.85%        0.85%          0.60%*
  Net investment income                           3.92%        4.62%          4.77%*
  Expense waiver/reimbursement(c)                 0.51%        2.24%         54.83%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)      $63,558      $29,679           $974
  Average commission rate paid(d)               $.0402          --            --
  Portfolio turnover                                63%          62%            73%

* Computed on an annualized basis.

(a) Reflects operations for the period from April 14, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (the start of business) to April 13, 1994, the net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND II
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Fund consists of eight portfolios. The financial statements included herein are only those of Federated Utility Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

Effective April 15, 1996, the Board of Trustees ("Trustees") changed the name of the Trust from Insurance Management Series to Federated Insurance Series and the name of the Fund from Utility Fund to Federated Utility Fund II.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Listed foreign and domestic corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

          INCREASE/(DECREASE)
  ACCUMULATED
  NET REALIZED     UNDISTRIBUTED NET
   GAIN/LOSS       INVESTMENT INCOME
   ($16,301)          $16,301

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At December 31, 1996, the Fund had an outstanding foreign currency commitment as set forth below:

                                                  IN
CONTRACTS      SETTLEMENT     CONTRACTS TO      EXCHANGE     CONTRACTS     APPRECIATION
   SOLD          DATE       DELIVER/RECEIVE       FOR         AT VALUE     (DEPRECIATION)
 Spanish   January 9, 1997    17,403,229        $132,899      $134,051       ($1,152)
 Peseta    1997

FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at December 31, 1996 is as follows:

 SECURITY                        ACQUISITION DATE   ACQUISITION COST
 New World Infrastructure, LTD       05/15/96           $450,000
 Solectron Corp.                02/15/96-08/14/96        508,097
 Tosco Corp.                    12/10/96-12/20/96        607,669

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                                           YEAR ENDED
                                                           DECEMBER 31,
                                                         1996       1995
 Shares sold                                          3,296,405   2,677,407
 Shares issued to shareholders in payment of            180,323      52,774
 distributions declared
 Shares redeemed                                       (785,968)   (143,617)
  Net change resulting from share transactions        2,690,760   2,586,564

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

ORGANIZATIONAL EXPENSES -- Organizational and start-up administrative service expenses of $49,266 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational and start-up administrative expenses during the five-year period following effective date. For the period ended December 31, 1996, the Fund paid $9,853 pursuant to this agreement.

GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1996, were as follows:

PURCHASES    $59,634,640
SALES        $29,860,077

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 1996, the diversification of countries was as follows:

                PERCENTAGE OF
 COUNTRY          NET ASSETS
 Brazil             1.1%
 China              0.8%
 Italy              1.3%
 Korea              0.9%
 Peru               0.4%
 Spain              0.7%
 United Kingdom     2.3%
INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of the Federated Insurance Series and Shareholders of FEDERATED UTILITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Utility Fund II, (a portfolio of the Federated Insurance Series) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Utility Fund II as of December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
February 7, 1997

TRUSTEES

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts


OFFICERS

John F. Donahue
Chairman

J. Christopher Donahue
President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

S. Elliott Cohan
Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

                                                           FEDERATED UTILITY
                                                                    FUND II

                                                               ANNUAL REPORT
                                                             TO SHAREHOLDERS
                                                          DECEMBER 31, 1996

                                                 FEDERATED INSURANCE SERIES

[Graphic]

Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 313916108
G00845-01 (2/97)




PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Fund for U.S. Government Securities II, a portfolio of Federated Insurance Series.

This report covers the 12-month period from January 1, 1996, through December 31, 1996. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and its financial statements.

To help your money pursue an attractive level of income, the fund invests primarily in short-to-intermediate-term U.S. government mortgage-backed securities and U.S. Treasury notes and U.S. agency debentures.

During the reporting period, stronger economic growth forced interest rates to rise, which combined with mixed economic signals to cause a high degree of volatility in the bond market. In this environment, Federated Fund for U.S. Government Securities II produced a net total return of 4.20% versus a 5-year U.S. Treasury return of 2.32%.* Consistent with its objective of providing current income, the fund paid a strong dividend stream that totaled $0.57 per share, in addition to capital gains of $0.04 per share. On December 31, 1996, total net assets reached $34.9 million -- a significant increase over the $12.3 million in total net assets at the beginning of the reporting period.

Thank you for pursuing income opportunities through Federated Fund for U.S. Government Securities II. We will continue to keep you up to date on your progress. Your comments and suggestions are always welcome.

Sincerely,

[Graphic]

J. Christopher Donahue
President
February 15, 1997

* Performance quoted represents past performance and is not indicative of future performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

MANAGEMENT DISCUSSION AND ANALYSIS

Federated Fund for U.S. Government Securities II, a portfolio of Federated Insurance Series, provides shareholders a professionally managed portfolio of U.S. government securities. The fund is managed for specific maturity levels according to management's assumptions on market risk and volatility. Current investment strategy emphasizes a diversified range of mortgage securities with coupons averaging 7.53% and a weighted average effective duration of 4.1 years.

The U.S. Treasury market in 1996 offered lackluster returns to investors versus 1995's awesome returns and played second fiddle to the stellar gains in the equity market. Shorter duration U.S. Treasuries posted slightly positive returns, while the longer end of the curve produced negative returns. The theme throughout 1996 was a trading range environment, amidst swift and sharp market movements based on shifting Federal Reserve Board expectations. Given this environment, the mortgage-backed securities sector was the best performing fixed income sector during 1996. On a total rate of return basis for the year, mortgages outperformed their Treasury counterparts by over 200 basis points. The fundamentals and technicals in the mortgage market were attractive for most of 1996 with relatively benign prepayment rates.

During this time period, the fund focused on purchases of discount and current 15- and 30-year mortgage securities. The fund also continued to hold a core position in U.S. Treasuries and agency debentures. These securities have been added for call protection as well as capital gain potential. This strategy provided the fund, for the fiscal year ended December 31, 1996, a net total rate of return of 4.20% versus a blend of the Lehman Government and Mortgage Indices* return of 4.50%.

Overall, our view on the mortgage market is one of fair value when viewed from an historical perspective. However, the tight spreads in other fixed income markets combined with the general desire for higher yields portrays a favorable outlook for the mortgage market moving into 1997.

As of December 31, 1996, total net assets were $34.9 million and the average 30-day SEC net yield was 5.96%** based upon the net asset value per share of $10.09.

* The Lehman Brothers Government/Corporate (Total) Index is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, the index calculates total returns for 1 month, 3-month and 12-month, and 10-year periods, and year-to-date. The Lehman Brothers Government/Corporate (Long-Term) Index is composed of the same types of issues as defined above. However, the average maturity of the bonds included in this index approximates 22 years. The Lehman Brothers Mortgage-Backed Securities Index includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Corporation (FNMA). Graduated payment mortgages
(GPMs) and balloons are included in the index. These indices are unmanaged. Investments cannot be made in an index.

** Performance quoted represents past performance and is not indicative of future performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

    GROWTH OF $10,000 INVESTED IN THE FEDERATED FUND FOR U.S. GOVERNMENT
                               SECURITIES II

The graph below illustrates the hypothetical investment of $10,000 in the Federated Fund for U.S. Securities II (the "Fund") from March 28, 1994 (start of performance) to December 31, 1996 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5TB)+ and the Lipper U.S. Mortgage Funds Average (LUSMFA).++

Graphic representation omitted; see Appendix C

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1996
         1 Year....................................................4.20%
         Start of Performance (3/28/94)............................5.62%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5TB and LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

+ The LB5TB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

++ The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1996

 PRINCIPAL
   AMOUNT                                                          VALUE
 INTERMEDIATE-TERM U.S. GOVERNMENT OBLIGATIONS--15.9%
 $  900,000 Federal Farm Credit Bank, 9.00%, 3/7/2000          $    973,863
  1,000,000 Federal Farm Credit Bank, 8.65%, 10/1/1999            1,064,800
  1,000,000 Federal Home Loan Bank, 6.83%, 7/17/2001              1,021,530
  2,500,000 Federal Home Loan Bank, 5.94%, 4/30/1998              2,508,400
             TOTAL INTERMEDIATE-TERM U.S. GOVERNMENT
             OBLIGATIONS (IDENTIFIED COST $5,521,084)             5,568,593
 LONG-TERM U.S. GOVERNMENT OBLIGATIONS--62.1%
  8,606,915 Federal Home Loan Mortgage Corp., 6.00%-9.00%,        8,604,005
            9/1/2010-7/1/2026
  5,726,305 Federal National Mortgage Association,                5,644,353
            6.50%-8.00%, 8/1/2011-8/1/2026
  7,277,516 Government National Mortgage Association,
            6.50%-11.00%,
            9/15/2015-8/15/2026                                   7,466,900
             TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS
             (IDENTIFIED COST $21,643,589)                       21,715,258
 U.S. TREASURY OBLIGATIONS--19.0%
    690,000 U.S. Treasury Bonds, 11.25%, 2/15/2015                1,019,247
  1,320,000 U.S. Treasury Bonds, 9.25%, 2/15/2016                 1,675,766
    900,000 U.S. Treasury Notes, 7.50%, 5/15/2002                   951,903
  1,000,000 U.S. Treasury Notes, 7.25%, 8/15/2004                 1,051,690
  1,000,000 U.S. Treasury Notes, 5.75%, 8/15/2003                   969,360
  1,000,000 U.S. Treasury Notes, 5.00%, 2/15/1999                   982,330
             TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST     6,650,296
             $6,571,330)
 (A)REPURCHASE AGREEMENT--2.0%
    715,000 BT Securities Corp., 6.90%, dated 12/31/1996, due
            1/2/1997
            (AT AMORTIZED COST)                                     715,000
             TOTAL INVESTMENTS (IDENTIFIED COST                $ 34,649,147
             $34,451,003)(B)

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreements is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $34,451,003. The net unrealized appreciation of investments on a federal tax basis amounts to $198,144 which is comprised of $311,993 appreciation and $113,849 depreciation at December 31, 1996.

Note: The categories of investments are shown as a percentage of net assets ($34,964,547) at December 31, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

 ASSETS:
 Total investments in securities, at value                       $ 34,649,147
 (identified and tax cost $34,451,003)
 Income receivable                                                    401,755
 Receivable for shares sold                                           208,424
   Total assets                                                    35,259,326
 LIABILITIES:
 Payable for shares redeemed                         $ 265,901
 Capital gain distribution payable                         403
 Payable to Bank                                        13,124
 Accrued expenses                                       15,351
   Total liabilities                                                  294,779
 Net Assets for 3,466,312 shares outstanding                     $ 34,964,547
 NET ASSETS CONSIST OF:
 Paid in capital                                                 $ 34,827,248
 Net unrealized appreciation of investments                           198,144
 Accumulated net realized loss on investments                        (129,895)
 Undistributed net investment income                                   69,050
   Total Net Assets                                              $ 34,964,547
 NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PROCEEDS PER SHARE:
 $34,964,547 / 3,466,312 shares outstanding                            $10.09

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996

 INVESTMENT INCOME:
 Interest (net of dollar roll                                    $    1,599,538
 expense of $28,615)
 EXPENSES:
 Investment advisory fee                          $  141,092
 Administrative personnel and                        125,000
 services fee
 Custodian fees                                       22,574
 Transfer and dividend disbursing                     17,199
 agent fees and expenses
 Directors'/Trustees' fees                             2,234
 Auditing fees                                         7,000
 Legal                                                 2,805
 fees
 Portfolio accounting fees                            49,022
 Share registration costs                              7,068
 Printing and postage                                 35,599
 Insurance premiums                                    2,766
 Miscellaneous                                        14,741
   Total expenses                                    427,100
 Waivers and reimbursements --
   Waiver of investment advisory      $ (141,092)
   fee
   Reimbursement of other operating      (96,851)
   expenses
    Total waivers and                               (237,943)
    reimbursements
      Net expenses                                                      189,157
        Net investment income                                         1,410,381
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                      (129,895)
 Net change in unrealized                                                21,469
 appreciation of investments
   Net realized and unrealized loss                                   (108,426)
   on investments
    Change in net assets resulting                               $    1,301,955
    from operations

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
STATEMENT OF CHANGES IN NET ASSETS

                                                YEAR ENDED
                                               DECEMBER 31,
                                           1996          1995
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                     $   1,410,381    $   304,371
 Net realized gain (loss) on
 investments ($129,895 net loss and
 $68,245 net gain respectively, as              (129,895)        68,245
 computed for federal tax purposes)
 Net change in unrealized                         21,469        176,675
 appreciation (depreciation)
   Change in net assets resulting              1,301,955        549,291
   from operations
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment            (1,344,598)      (301,104)
 income
 Distributions from net realized                 (68,239)          --
 gains
   Change in net assets resulting             (1,412,837)      (301,104)
   from distributions to
   shareholders
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                 36,293,161     13,444,158
 Net asset value of shares issued to
 shareholders in payment of
 distributions declared                        1,406,120        292,129
 Cost of shares redeemed                     (14,888,081)    (2,964,009)
   Change in net assets resulting             22,811,200     10,772,278
   from share transactions
    Change in net assets                      22,700,318     11,020,465
 NET ASSETS:
 Beginning of period                          12,264,229      1,243,764
 End of period (including
 undistributed net investment income of
 $69,050 and $3,267, respectively)         $  34,964,547    $12,264,229


(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       YEAR ENDED DECEMBER 31,
                                                   1996       1995       1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD             $10.29     $ 9.99       $ 9.99
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                             0.59       0.54         0.27
  Net realized and unrealized gain (loss) on       (0.18)      0.30           --
  investments
  Total from investment operations                  0.41       0.84         0.27
 LESS DISTRIBUTIONS
  Distributions from net investment income         (0.57)     (0.54)       (0.27)
  Distributions from net realized gain on          (0.04)        --           --
  investments
  Total distributions                              (0.61)     (0.54)       (0.27)
 NET ASSET VALUE, END OF PERIOD                   $10.09     $10.29       $ 9.99
 TOTAL RETURN(B)                                    4.20%      8.77%        2.62%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                          0.80%      0.80%       0.48%*
  Net investment income                             6.00%      6.00%       3.99%*
  Expense waiver/reimbursement(c)                   1.01%      4.81%      32.83%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)        $34,965    $12,264      $1,244
  Portfolio turnover                                  97%        65%          0%

* Computed on an annualized basis.

(a) Reflects operations for the period from March 29, 1994 (date of initial public investment) to December 31, 1994. For the period from December 8, 1993 (start of business), to March 28, 1994, net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income.
Effective April 15, 1996, the Board of Trustees ("Trustees") changed the name of the Trust from Insurance Management Series to Federated Insurance Series and the name of the Fund from U.S. Government Bond Fund to Federated Fund for U.S. Government Securities II.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At December 31, 1996, the Fund, for federal tax purposes, had a capital loss carryforward of $129,895, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR     EXPIRATION AMOUNT
       2004              $129,895

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS -- The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                                           YEAR ENDED
                                                           DECEMBER 31,
                                                         1996        1995
 Shares sold                                          3,618,961   1,332,658
 Shares issued to shareholders in payment of            140,342      28,952
 distributions declared
 Shares redeemed                                     (1,484,884)   (294,269)
  Net change resulting from share transactions        2,274,419   1,067,341

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational expenses of $51,572 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses during the five-year period following effective date. For the period ended December 31, 1996, the Fund paid $10,314 pursuant to this agreement.

GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1996, were as follows:

PURCHASES       $47,059,314
SALES           $21,895,093

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of the Federated Insurance Series and Shareholders of FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Fund for U.S. Government Securities II, (a portfolio of the Federated Insurance Series) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities II as of December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
February 7, 1997

TRUSTEES

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts


OFFICERS

John F. Donahue
Chairman

J. Christopher Donahue
President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

S. Elliott Cohan
Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

                                                             FEDERATED FUND
                                                                   FOR U.S.
                                                   GOVERNMENT SECURITIES II

                                                               ANNUAL REPORT
                                                             TO SHAREHOLDERS
                                                          DECEMBER 31, 1996

                                                 FEDERATED INSURANCE SERIES

[Graphic]
Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 313916207
G00846-01 (2/97)





PRESIDENT'S MESSAGE

Dear Fellow Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated High Income Bond Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month period from January 1, 1996 through December 31, 1996. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's high-yield bond holdings and the financial statements.

Federated High Income Bond Fund II not only withstood a difficult environment for bonds during the period, it performed well, as high-yield bonds outperformed other types of bonds.* The rising economy tended to improve the earnings and cash flow of companies that issue high-yield bonds.

The fund also benefited from expert security selection and broad diversification across more than 200 high-yield bonds representing the entire business and industrial spectrum.

Contributing to the fund's strong 12-month total return of 14.31% were income distributions of $0.88 per share and a 5% increase in net asset value for the period ended December 31, 1996.** Over the period, fund assets more than tripled to reach $66 million.

Thank you for participating in the income opportunities of high-yield corporate bonds through Federated High Income Bond Fund II. We trust you were pleased with the income and total performance generated by your investment. As always, we welcome your comments and suggestions.

Sincerely,

/s/ J. Christopher Donahue

J. Christopher Donahue
President
February 15, 1997

 * Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.

** Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

FEDERATED HIGH INCOME BOND FUND II

MANAGEMENT DISCUSSION AND ANALYSIS

During 1996, the high yield bond market delivered very attractive returns to investors. The recession that many economic forecasters expected to begin in 1996 failed to materialize. Instead, the domestic economy continued its pattern of moderate economic growth coupled with low inflation. In this environment, stock prices rose while high quality bond prices fell as interest rates, in response to the stronger economic growth, moved higher. However, high-yield bond prices actually increased as the better than expected economic environment, which reduced investors' fears of negative credit outcomes, offset the general rise in interest rates. For example, the yield spread between the First Boston High Yield Index* and Treasuries narrowed from 484 basis points to 355 basis points during the year, more than offsetting the approximately 85 basis point rise in the rate for 10-year Treasury securities. The technical environment for high-yield bonds was also very strong during the year. Over $70 billion worth of new issues were easily absorbed by strong demand. Moderate economic growth, low default rates, and strong demand resulted in superior performance for high-yield bonds relative to high quality bonds. For example, the Lehman Brothers High Yield Bond Index** returned 11.35% while the Lehman Brothers Aggregate Bond Index***, a measure of high quality bond performance, returned 3.63%.

Federated High Income Bond Fund II outperformed the Lehman Brothers High Yield Bond Index** during 1996 returning 14.31% versus 11.35% for the Index. Several factors were responsible for the fund's strong performance. First, the fund had a greater portion of its assets allocated to the single B sector than the Index. Given the general rise in interest rates, the more credit sensitive single B sector outperformed the more interest rate sensitive double B sector by over 450 basis points. The fund also benefited by substantial merger and acquisition activity involving high-yield issuers. For example, Continental Cablevision, Pace Industries, Motor Wheel, Park Communications and TransOcean Container were all acquired by stronger entities during the year. In most cases the securities held by the fund were subsequently retired at very attractive prices. The fund also benefited from its underweight position in the restaurant sector which performed poorly during the year. Finally, the fund benefited from good security selection during the period as deteriorating credit situations were minimal. On the negative side, the fund's underweight in specialty retail and gaming hurt performance as these sectors outperformed the overall market. Also, the fund's overweight in the broadcasting sector negatively impacted performance.

As we look out into 1997 we remain optimistic on the outlook for high-yield securities. We believe that economic growth will continue to be moderate, inflation will remain under control and interest rates should remain in a trading range. From a macro-economic standpoint this is a very attractive scenario for high-yield securities as issuer creditworthiness should remain at acceptable levels. The technical environment is also attractive. Demand for high-yield securities should continue to be strong. We believe these two factors will result in a narrowing of the yield spread or risk premium between high-yield bonds and Treasuries. However, the yield spread between high-yield bonds and Treasuries ended 1996 at its low point for this economic cycle. This has two implications. First, the relative total return advantage of highyield bonds over high quality bonds will probably not approach the roughly 775 basis points advantage experienced in 1996. Second, individual companies which do not meet expectations will be dealt with harshly by the market as current spread levels leave little room for disappointment.

  * First Boston High Yield Index is an unmanaged trader priced portfolio constructed to mirror the public high-yield debt market. Investments cannot be made in an index.

 ** Lehman Brothers High Yield Bond Index is an unmanaged index which includes fixed rate, public nonconvertible, non-investment grade issues that are rated Ba1 or lower by Moody's Investor Service. Investments cannot be made in an index.

*** Lehman Brothers Aggregate Bond Index is an unmanaged total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. Investments cannot be made in an index.

FEDERATED HIGH INCOME BOND FUND II

    GROWTH OF $10,000 INVESTED IN THE FEDERATED HIGH INCOME BOND FUND II

The graph below illustrates the hypothetical investment of $10,000 in the Federated High Income Bond Fund II (the "Fund") from March 1, 1994 (start of performance) to December 31, 1996, compared to the Lehman Brothers Single B Rated Index (LBSBRI),+ and the Lipper High Current Yield Funds Average (LHCYFA).++

GRAPHIC REPRESENTATION OMITTED SEE APPENDIX A

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1996
1 Year                                               14.31%
Start of Performance (3/1/94)                        10.48%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  * The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBRI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

 + The LBSBRI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

++ The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED HIGH INCOME BOND FUND II
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

  PRINCIPAL
   AMOUNT                                                                                      VALUE
 CORPORATE BONDS -- 95.4%
               AEROSPACE & DEFENSE -- 0.2%
 $  150,000    Tracor, Inc., Sr. Sub. Note, 10.875%, 8/15/2001                           $     160,125
               AUTOMOTIVE -- 3.1%
    300,000    Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                     336,750
     75,000 (a)Blue Bird Body Co., Sr. Sub. Note, 10.75%, 11/15/2006                            78,562
    550,000    Collins & Aikman Products Co., Sr. Sub. Note, 11.50%, 4/15/2006                 605,000
    350,000    Exide Corp., Sr. Note, 10.00%, 4/15/2005                                        365,750
     75,000    JPS Automotive Products Corp., Sr. Note, 11.125%, 6/15/2001                      80,812
    350,000    Lear Corp., Sub. Note, 9.50%, 7/15/2006                                         376,250
    100,000    Lear Seating Corp., Sr. Sub. Note, 11.25%, 7/15/2000                            102,500
    100,000    Lear Seating Corp., Sub. Note, 8.25%, 2/1/2002                                  101,250
     50,000 (a)Safelite Glass Corp., Sr. Sub. Note, 9.875%, 12/15/2006                          51,625
                 Total                                                                       2,098,499
               BANKING -- 1.5%
    700,000 (a)First Nationwide Escrow Corp., Sr. Sub. Note, 10.625%, 10/1/2003                756,000
    200,000    First Nationwide Holdings, Inc., Sr. Note, 12.25%, 5/15/2001                    226,500
                 Total                                                                         982,500
               BEVERAGE & TOBACCO -- 1.1%
    100,000 (a)Delta Beverage Group Inc., Sr. Note, 9.75%, 12/15/2003                          103,000
    250,000    Dimon, Inc., Sr. Note, 8.875%, 6/1/2006                                         261,250
    400,000    Dr. Pepper Bottling Holdings Co., Sr. Disc. Note, 0/11.625%, 2/15/2003          379,000
                 Total                                                                         743,250
               BROADCAST RADIO & TV -- 7.3%
     90,000    Chancellor Broadcasting Co., Sr. Sub. Note, 12.50%, 10/1/2004                   101,700
    250,000    Chancellor Broadcasting Co., Sr. Sub. Note, 9.375%, 10/1/2004                   253,125
    250,000    Granite Broadcasting Corp., Sr. Sub. Note, 10.375%, 5/15/2005                   257,500
    675,000    Heritage Media Corp., Sr. Sub. Note, 8.75%, 2/15/2006                           652,219

FEDERATED HIGH INCOME BOND FUND II

  PRINCIPAL
   AMOUNT                                                                                      VALUE
 CORPORATE BONDS -- CONTINUED
               BROADCAST RADIO & TV -- CONTINUED
 $  250,000    Jacor Communications, Inc., Sr. Sub. Note, 9.75%, 12/15/2006              $     256,875
    300,000    Lamar Advertising Co., Sr. Sub. Note, 9.625%, 12/1/2006                         309,750
    200,000    NWCG Holding Corp., Sr. Disc. Note, 13.50% accrual, 6/15/1999                   167,500
    125,000    Park Communications, Inc., Sr. Note, 13.75%, 5/15/2004                          141,875
    300,000    Pegasus Media, Note, 12.50%, 7/1/2005                                           325,500
    400,000    SCI Television, Inc., Sr. Secd. Note, 11.00%, 6/30/2005                         431,000
    525,000    SFX Broadcasting, Inc., Sr. Sub. Note, 10.75%, 5/15/2006                        555,188
    150,000    Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 12/15/2003                     153,750
    425,000    Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 9/30/2005                      435,625
     50,000    Sullivan Broadcast Holdings Inc., Deb., 13.25%, 12/15/2006                       46,250
    400,000    Sullivan Broadcast Holdings Inc., Sr. Sub. Note, 10.25%, 12/15/2005             406,000
    375,000    Young Broadcasting, Inc., Sr. Sub. Note, 10.125%, 2/15/2005                     390,000
                 Total                                                                       4,883,857
               BUILDING & DEVELOPMENT -- 0.2%
    150,000 (a)Building Materials Corporation of America, Sr. Note, 8.625%,
               12/15/2006                                                                      150,000
               BUSINESS EQUIPMENT & SERVICES -- 3.0%
    500,000    Knoll Inc., Sr. Sub. Note, 10.875%, 3/15/2006                                   553,750
    400,000    Monarch Acquisition Corp., Sr. Note, 12.50%, 7/1/2003                           470,000
    500,000 (a)Outsourcing Solutions, Inc., Sr. Sub. Note, 11.00%, 11/1/2006                   525,000
    400,000    United Stationers Supply Co., Sr. Sub. Note, 12.75%, 5/1/2005                   446,000
                 Total                                                                       1,994,750
               CABLE TELEVISION -- 10.4%
    200,000 (a)Australis Holdings Pty Limited, Unit, 0/15.00%, 11/1/2002                       116,000
    275,000    Australis Media Limited, Unit, 0/15.75%, 5/15/2003                              162,250
    550,000    Bell Cablemedia PLC, Sr. Disc. Note, 0/11.95%, 7/15/2004                        484,000
    200,000    CF Cable TV, Inc., Sr. Secd. 2nd Priority Note, 11.625%, 2/15/2005              233,500
    300,000    CS Wireless Systems, Inc., Sr. Disc. Note, 0/11.375%, 3/1/2006                  109,500


FEDERATED HIGH INCOME BOND FUND II

  PRINCIPAL
   AMOUNT                                                                                      VALUE
 CORPORATE BONDS -- CONTINUED
               CABLE TELEVISION -- CONTINUED
 $  150,000    Cablevision Systems Corp., Sr. Sub. Deb., 9.875%, 2/15/2013               $     148,125
    100,000    Cablevision Systems Corp., Sr. Sub. Note, 10.50%, 5/15/2016                     103,375
    100,000    Cablevision Systems Corp., Sr. Sub. Note, 9.25%, 11/1/2005                       99,000
    400,000    Cablevision Systems Corp., Sr. Sub. Note, 9.875%, 5/15/2006                     412,000
    275,000    Charter Communications Southeast, L.P., Sr. Note, 11.25%, 3/15/2006             286,344
    475,000    Comcast UK Cable, Deb., 0/11.20%, 11/15/2007                                    337,250
    250,000    Diamond Cable Co., Sr. Disc. Note, 0/11.75%, 12/15/2005                         178,125
    500,000    EchoStar Satellite Broadcasting Corp., Sr. Disc. Note, 0/13.125%,
               3/15/2004                                                                       380,000
    475,000    International Cabletel, Inc., Sr. Disc. Note, 0/12.75%, 4/15/2005               356,250
    675,000    International Cabletel, Inc., Sr. Disc. Note, 0/11.50%, 2/1/2006                460,687
    400,000    Le Groupe Videotron Ltee, Sr. Note, 10.625%, 2/15/2005                          441,000
    200,000    Lenfest Communications Inc., Sr. Sub. Note, 10.50%, 6/15/2006                   211,000
    350,000    Peoples Choice TV Corp., Unit, 0/13.125%, 6/1/2004                              150,500
    250,000    Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%,
               12/1/2007                                                                       266,875
    200,000    Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%,
               3/15/2005                                                                       214,500
    150,000    Rogers Cablesystems Ltd., Sr. Sub. Gtd. Note, 11.00%, 12/1/2015                 162,000
  1,450,000    TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                             1,009,563
    650,000    UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006                      341,250
    150,000    Wireless One, Inc., Sr. Note, 13.00%, 10/15/2003                                147,000
    100,000    Wireless One, Inc., Unit, 0/13.50%, 8/1/2006                                     49,000
                 Total                                                                       6,859,094
               CHEMICALS & PLASTICS -- 5.7%
    175,000    Arcadian Partners L.P., Sr. Note, Series B, 10.75%, 5/1/2005                    194,250
    350,000 (a)Astor Corp., Sr. Sub. Note, 10.50%, 10/15/2006                                  362,687
    300,000    Buckeye Cellulose Corp., Sr. Sub. Note, 9.25%, 9/15/2008                        311,250
    250,000    Crain Industries, Inc., Sr. Sub. Note, 13.50%, 8/15/2005                        283,125


FEDERATED HIGH INCOME BOND FUND II

  PRINCIPAL
   AMOUNT                                                                                      VALUE
 CORPORATE BONDS -- CONTINUED
               CHEMICALS & PLASTICS -- CONTINUED
 $   50,000    Foamex L.P., Sr. Note, 11.25%, 10/1/2002                                  $      53,500
    250,000    Foamex L.P., Sr. Sub. Deb., 11.875%, 10/1/2004                                  270,312
    500,000    Harris Chemical North America, Inc., Sr. Note, 10.25% 7/15/2001                 525,000
    500,000 (a)ISP Holding, Inc., Sr. Note, 9.00%, 10/15/2003                                  510,000
    383,000    Polymer Group, Inc., Sr. Note, 12.25%, 7/15/2002                                417,470
    450,000    RBX Corp., Sr. Sub. Note, Series B, 11.25%, 10/15/2005                          383,063
    425,000    Sterling Chemicals Holdings, Inc., Sr. Disc. Note, 0/13.50%, 8/15/2008          246,500
     75,000    Sterling Chemicals, Inc., Sr. Sub. Note, 11.75%, 8/15/2006                       79,500
    150,000    Uniroyal Technology Corp., Sr. Secd. Note, 11.75%, 6/1/2003                     150,375
                 Total                                                                       3,787,032
               CLOTHING & TEXTILES -- 2.0%
    250,000 (a)Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006                              261,563
  1,000,000    WestPoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                    1,037,500
                 Total                                                                       1,299,063
               CONSUMER PRODUCTS -- 3.3%
    400,000    American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005                           424,500
    150,000    Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                             162,187
    150,000    Hosiery Corp. of America, Inc., Sr. Sub. Note, 13.75%, 8/1/2002                 165,750
    450,000 (a)ICON Fitness Corp., Sr. Disc. Note, 0/13.00%, 11/15/2006                        242,437
    150,000    ICON Health & Fitness, Inc., Sr. Sub. Note, 13.00%, 7/15/2002                   170,437
    525,000    Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                 523,688
    100,000 (a)Rayovac Corp., Sr. Sub. Note, 10.25%, 11/1/2006                                 103,875
    450,000    Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                                   475,875
                 Total                                                                       2,268,749
               CONTAINER & GLASS PRODUCTS -- 2.8%
    575,000    Owens-Illinois, Inc., Sr. Sub. Note, 9.75%, 8/15/2004                           603,750
    450,000    Owens-Illinois, Inc., Sr. Sub. Note, 9.95%, 10/15/2004                          478,125
    300,000    Packaging Resources Inc., Sr. Note, 11.625%, 5/1/2003                           318,000

FEDERATED HIGH INCOME BOND FUND II

  PRINCIPAL
   AMOUNT                                                                                      VALUE
 CORPORATE BONDS -- CONTINUED

               CONTAINER & GLASS PRODUCTS -- CONTINUED
 $  300,000 (a)Plastic Containers, Inc., Sr. Secd. Note, 10.00%, 12/15/2006              $     311,250
    100,000 (a)U.S. Can Corp., Sr. Sub. Note, 10.125%, 10/15/2006                              105,250
                 Total                                                                       1,816,375
               COSMETICS & TOILETRIES -- 1.1%
     50,000    Revlon Consumer Products Corp., Note, 9.375%, 4/1/2001                           51,313
    625,000    Revlon Consumer Products Corp., Sr. Sub. Note, 10.50%, 2/15/2003                657,813
                 Total                                                                         709,126
               ECOLOGICAL SERVICES & EQUIPMENT -- 1.1%
    450,000 (a)Allied Waste North America, Inc., Sr. Sub. Note, 10.25%, 12/1/2006              473,625
    200,000    ICF Kaiser International, Inc., Sr. Sub. Note, 13.00%, 12/31/2003               189,000
    225,000 (b)Mid-American Waste Systems, Inc., Sr. Sub. Note, 12.25%, 2/15/2003               90,000
                 Total                                                                         752,625
               ELECTRONICS -- 0.5%
    275,000    Advanced Micro Devices, Inc., Sr. Secd. Note, 11.00%, 8/1/2003                  299,750
               FINANCIAL INTERMEDIARIES -- 0.5%
    300,000    ContiFinancial Corp., Sr. Note, 8.375%, 8/15/2003                               310,125
               FOOD & DRUG RETAILERS -- 2.7%
    375,000    Carr-Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005                     399,844
    550,000    Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                585,750
    175,000    Ralph's Grocery Co., Sr. Sub. Note, 11.00%, 6/15/2005                           184,625
    525,000    Smith's Food & Drug Centers, Inc., Sr. Sub. Note, 11.25%, 5/15/2007             581,438
                 Total                                                                       1,751,657
               FOOD PRODUCTS -- 2.6%
    250,000    Curtice-Burns Foods, Inc., Sr. Sub. Note, 12.25%, 2/1/2005                      260,000
    650,000 (a)International Home Foods, Inc., Sr. Sub. Note, 10.375%, 11/1/2006               679,250
    100,000    PMI Acquisition Corp., Sr. Sub. Note, 10.25%, 9/1/2003                          103,750
    200,000    Specialty Foods Corp., Sr. Note, 11.125%, 10/1/2002                             189,000
    100,000    Specialty Foods Corp., Sr. Sub. Note, 11.25%, 8/15/2003                          76,500

FEDERATED HIGH INCOME BOND FUND II

  PRINCIPAL
   AMOUNT                                                                                      VALUE
 CORPORATE BONDS -- CONTINUED
               FOOD PRODUCTS -- CONTINUED
 $  350,000    Van de Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                     $     387,625
                 Total                                                                       1,696,125
               FOOD SERVICES -- 0.2%
    100,000    Americold Corp., Sr. Sub. Note, 12.875%, 5/1/2008                               103,500
               FOREST PRODUCTS -- 3.5%
     50,000    Container Corp. of America, Sr. Note, 11.25%, 5/1/2004                           54,562
    100,000    Container Corp. of America, Sr. Note, 9.75%, 4/1/2003                           105,500
    300,000    Four M Corp., Sr. Note, 12.00%, 6/1/2006                                        315,000
    200,000    Repap New Brunswick, 2nd Priority Sr. Secd. Note, 10.625%,
               4/15/2005                                                                       210,000
    550,000    Riverwood International Corp., Sr. Sub. Note, 10.875%, 4/1/2008                 511,500
    500,000    S. D. Warren Co., Sr. Sub. Note, 12.00%, 12/15/2004                             540,625
    100,000    Stone Container Corp., Sr. Note, 11.50%, 10/1/2004                              105,750
    150,000    Stone Container Corp., Sr. Note, 11.875%, 8/1/2016                              159,000
    300,000 (a)Uniforet Inc., Sr. Note, 11.125%, 10/15/2006                                    280,500
                 Total                                                                       2,282,437
               HEALTHCARE -- 3.3%
    675,000    Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006                      734,062
    250,000 (a)Genesis Health Ventures, Inc., Sr. Sub. Note, 9.25%, 10/1/2006                  258,125
    200,000    Genesis Health Ventures, Inc., Sr. Sub. Note, 9.75%, 6/15/2005                  211,500
    150,000 (a)Prime Succession Acquisition Corp., Sr. Sub. Note, 10.75%, 8/15/2004            163,125
    100,000 (a)Rose Hills Acquisition Corp., Sr. Sub. Note, 9.50%, 11/15/2004                  102,500
    650,000    Tenet Healthcare Corp., Sr. Sub. Note, 10.125%, 3/1/2005                        721,500
                 Total                                                                       2,190,812
               HOTELS, MOTELS, INNS & CASINOS -- 0.6%
    350,000    Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008                         371,875
               INDUSTRIAL PRODUCTS & EQUIPMENT -- 4.0%
    400,000    Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005                448,000

FEDERATED HIGH INCOME BOND FUND II

  PRINCIPAL
   AMOUNT                                                                                      VALUE
 CORPORATE BONDS -- CONTINUED
               INDUSTRIAL PRODUCTS & EQUIPMENT -- CONTINUED
 $  400,000 (a)Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006               $     416,000
    150,000    Fairfield Manufacturing Co., Inc., Sr. Sub. Note, 11.375%, 7/1/2001             157,500
    250,000 (a)Hawk Corp., Sr. Note, 10.25%, 12/1/2003                                         256,250
    250,000    IMO Industries, Inc., Sr. Sub. Note, 11.75%, 5/1/2006                           235,000
    300,000 (a)International Knife & Saw, Inc., Sr. Sub. Note, 11.375%, 11/15/2006             310,500
    100,000    Johnstown America Industries, Inc., Sr. Sub. Note, 11.75%, 8/15/2005             96,500
    250,000    Mettler-Toledo, Inc., Sr. Sub. Note, 9.75%, 10/1/2006                           264,375
    500,000    Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003                           511,250
                 Total                                                                       2,695,375
               LEISURE & ENTERTAINMENT -- 4.2%
    650,000    AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006                       430,625
    100,000    AMF Group, Inc., Sr. Sub. Note, 10.875%, 3/15/2006                              105,750
    300,000    Cobblestone Golf Group, Inc., Sr. Note, 11.50%, 6/1/2003                        313,875
    150,000    Premier Parks, Inc., Sr. Note, 12.00%, 8/15/2003                                164,625
    875,000    Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005                 831,250
    925,000    Viacom, Inc., Sub. Deb., 8.00%, 7/7/2006                                        898,406
                 Total                                                                       2,744,531
               MACHINERY & EQUIPMENT -- 2.3%
    500,000    Alvey Systems, Inc., Sr. Sub. Note, 11.375%, 1/31/2003                          528,750
    350,000 (a)Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006                     364,875
    233,000    Primeco Inc., Sr. Sub. Note, 12.75%, 3/1/2005                                   266,785
    350,000 (a)Tokheim Corp., Sr. Sub. Note, 11.50%, 8/1/2006                                  373,625
                 Total                                                                       1,534,035
               METALS & MINING -- 0.8%
    500,000    Royal Oak Mines, Sr. Sub. Note, 11.00%, 8/15/2006                               510,000
               OIL & GAS -- 3.9%
    500,000 (a)Abraxas Petroleum Corp., Sr. Note, 11.50%, 11/1/2004                            536,250
    100,000    Falcon Drilling Co., Inc., Sr. Note, 8.875%, 3/15/2003                          101,625

FEDERATED HIGH INCOME BOND FUND II

  PRINCIPAL
   AMOUNT                                                                                      VALUE
 CORPORATE BONDS -- CONTINUED
               OIL & GAS -- CONTINUED
 $  150,000    Falcon Drilling Co., Inc., Sr. Note, 9.75%, 1/15/2001                     $     157,875
     50,000    Falcon Drilling Co., Inc., Sr. Sub. Note, 12.50%, 3/15/2005                      56,062
    450,000    Forcenergy Gas Exploration, Inc., Sr. Sub. Note, 9.50%, 11/1/2006               470,250
    100,000    Giant Industries, Inc., Sr. Sub. Note, 9.75%, 11/15/2003                        104,500
    275,000 (a)HS Resources, Inc., Sr. Sub. Note, 9.25%, 11/15/2006                            283,937
     50,000    HS Resources, Inc., Sr. Sub. Note, 9.875%, 12/1/2003                             52,500
    250,000    Mesa Operating Company, Sr. Sub. Disc. Note, 0/11.625%, 7/1/2006                173,750
    100,000    Mesa Operating Company, Sr. Sub. Note, 10.625%, 7/1/2006                        109,000
    475,000    United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                       523,688
                 Total                                                                       2,569,437
               PRINTING & PUBLISHING -- 2.7%
    750,000    Affiliated Newspaper Investments, Inc., Sr. Disc. Note, 0/13.25%,
               7/1/2006                                                                        618,750
    150,000    Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                  164,250
    300,000    Hollinger International Publishing, Inc., Sr. Sub. Note, 9.25%, 2/1/2006        298,125
    250,000    K-III Communications Corp., Company Guarantee, Series B, 8.50%,
               2/1/2006                                                                        246,563
    450,000 (a)Petersen Publishing Co., L.L.C., Sr. Sub. Note, 11.125%, 11/15/2006             471,375
                 Total                                                                       1,799,063
               REAL ESTATE -- 0.8%
    500,000    Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005                              553,125
               RETAILERS -- 0.7%
    425,000    Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                          437,750
               SERVICES -- 1.4%
    300,000    Coinmach Corp., Sr. Note, 11.75%, 11/15/2005                                    324,750
    400,000 (a)Intertek Finance PLC, Sr. Sub. Note, 10.25%, 11/1/2006                          418,000
    200,000 (a)Ryder TRS, Inc., Sr. Sub. Note, 10.00%, 12/1/2006                               208,500
                 Total                                                                         951,250

FEDERATED HIGH INCOME BOND FUND II

  PRINCIPAL
   AMOUNT                                                                                      VALUE
 CORPORATE BONDS -- CONTINUED
               STEEL -- 2.8%
 $  275,000    Acme Metals, Inc., Sr. Secd. Disc. Note, 0/13.50%, 8/1/2004               $     284,625
     50,000    Armco, Inc., Sr. Note, 9.375%, 11/1/2000                                         50,875
    100,000    Bar Technologies, Inc., Company Guarantee, 13.50%, 4/1/2001                     102,750
    300,000    Bayou Steel Corp., 1st Mtg. Note, 10.25%, 3/1/2001                              277,500
    400,000    EnviroSource, Inc., Sr. Note, 9.75%, 6/15/2003                                  376,000
    300,000    GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                 313,125
    225,000    GS Technologies Operating Co., Inc., Sr. Note, 12.25%, 10/1/2005                236,812
    200,000    Republic Engineered Steel, Inc., 1st Mtg. Note, 9.875%, 12/15/2001              188,250
                 Total                                                                       1,829,937
               SURFACE TRANSPORTATION -- 3.3%
    425,000    AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005                429,250
    250,000    Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                           276,250
    300,000    Great Dane Holdings, Inc., Sr. Sub. Deb., 12.75%, 8/1/2001                      302,250
    400,000 (a)Statia Terminals, 1st Mtg. Note, 11.75%, 11/15/2003                             412,000
    500,000    Stena AB, Sr. Note, 10.50%, 12/15/2005                                          542,500
    200,000    Trism, Inc., Sr. Sub. Note, 10.75%, 12/15/2000                                  193,000
                 Total                                                                       2,155,250
               TELECOMMUNICATIONS & CELLULAR -- 9.7%
    350,000    American Communications Services Inc., Sr. Disc. Note, 0/12.75%,
               4/1/2006                                                                        197,750
    250,000    Arch Communications Group, Inc., Sr. Disc. Note, 0/10.875%,
               3/15/2008                                                                       144,375
    500,000    Brooks Fiber Properties, Inc., Sr. Disc. Note, 0/10.875%, 3/1/2006              335,000
    550,000 (a)Brooks Fiber Properties, Inc., Sr. Disc. Note, 0/11.875%, 11/1/2006             352,000
    375,000    Cellular Communications International, Inc., Sr. Disc. Note, 13.25%
               accrual, 8/15/2000                                                              261,562
    100,000    Fonorola, Inc., Sr. Secd. Note, 12.50%, 8/15/2002                               109,375
    850,000    Intermedia Communications of Florida, Inc., Sr. Disc. Note, 0/12.50%,
               5/15/2006                                                                       563,125

FEDERATED HIGH INCOME BOND FUND II

  PRINCIPAL
   AMOUNT                                                                                      VALUE
 CORPORATE BONDS -- CONTINUED
               TELECOMMUNICATIONS & CELLULAR -- CONTINUED
 $  750,000    Millicom International Cellular S. A., Sr. Disc. Note, 0/13.50%,
               6/1/2006                                                                  $     466,875
    175,000    NEXTEL Communications, Inc., Sr. Disc. Note, 0/11.50%, 9/1/2003                 136,938
    450,000    NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%, 8/15/2004                 308,813
    250,000    Nextlink Communications, L.L.C., Sr. Note, Series AI, 12.50%,
               4/15/2006                                                                       269,375
    250,000    Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008                         254,063
    375,000    Paging Network, Inc., Sr. Sub. Note, 10.125%, 8/1/2007                          383,906
    400,000    PanAmSat, L.P., Sr. Sub. Disc. Note, 0/11.375%, 8/1/2003                        373,000
    100,000    PhoneTel Technologies, In, Sr. Note, 12.00%, 12/15/2006                         103,750
    450,000    Sygnet Wireless, Inc., Sr. Note, 11.50%, 10/1/2006                              466,875
    775,000    Teleport Communications Group, Inc., Sr. Disc. Note, 0/11.125%,
               7/1/2007                                                                        536,688
     75,000    Teleport Communications Group, Inc., Sr. Note, 9.875%, 7/1/2006                  80,438
    350,000    USA Mobile Communications, Inc., Sr. Note, 9.50%, 2/1/2004                      332,500
    700,000    Vanguard Cellular Systems, Inc., Deb., 9.375%, 4/15/2006                        708,750
                 Total                                                                       6,385,158
               UTILITIES -- 2.0%
     75,000    CalEnergy Co., Inc., Sr. Note, 9.50%, 9/15/2006                                  77,437
    800,000    California Energy Co., Inc., Sr. Disc. Note, 0/10.25%, 1/15/2004                848,000
    350,000    El Paso Electric Co., 1st Mtg. Note, 9.40%, 5/1/2011                            372,393
                 Total                                                                       1,297,830
                 TOTAL CORPORATE BONDS (IDENTIFIED COST $60,744,333)                        62,974,067

FEDERATED HIGH INCOME BOND FUND II

  SHARES                                                                                      VALUE
 PREFERRED STOCKS -- 2.2%
               BROADCAST RADIO & TV -- 0.4%
      2,500    Chancellor Broadcasting Co., PIK Pfd., 12.25%                             $     280,000
               PRINTING & PUBLISHING -- 1.1%
      3,450    K-III Communications Corp., Cumulative PIK Pfd., Series B, 11.625%              351,124
      3,500    K-III Communications Corp., Pfd., Series D, $10.00                              343,875
                 Total                                                                         694,999
               TELECOMMUNICATIONS & CELLULAR -- 0.3%
        165    PanAmSat Corp., PIK Pfd., 12.75%                                                201,887
               UTILITIES -- 0.5%
      2,710    El Paso Electric Co., PIK Pfd., Series A, 11.40%                                301,903
                 TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,334,325)                         1,478,789
 COMMON STOCKS -- 0.1%
               BROADCAST RADIO & TV -- 0.1%
      1,250    Park Communications, Inc., Warrants 5/6/2004                                     25,000
         15 (a)Pegasus Media, Class B                                                            4,500
        800    Sullivan Broadcast Holdings Inc., Class B                                         8,000
                 Total                                                                          37,500
               CABLE TELEVISION -- 0.0%
         82 (a)CS Wireless Systems, Inc.                                                             0
        450    Wireless One, Inc., Warrants 10/19/2000                                             450
                 Total                                                                             450
               CHEMICALS & PLASTICS -- 0.0%
        425    Sterling Chemicals Holdings, Inc., Warrants 1/1/2008                             14,875
               CONSUMER PRODUCTS -- 0.0%
         50    Hosiery Corp. of America, Inc.                                                      275
               ECOLOGICAL SERVICES & EQUIPMENT -- 0.0%
        960    ICF Kaiser International, Inc., Warrants 12/31/1998                                 480
               FOOD & DRUG RETAILERS -- 0.0%
        884    Grand Union Co.                                                                   4,420

FEDERATED HIGH INCOME BOND FUND II

  PRINCIPAL
 AMOUNT OR
   SHARES                                                                                     VALUE
 COMMON STOCKS -- CONTINUED

               PRINTING & PUBLISHING -- 0.0%
         50    Affiliated Newspaper                                                      $       3,000
               STEEL -- 0.0%
        100 (a)Bar Technologies, Inc., Warrants 4/1/2001                                         6,000
               TELECOMMUNICATIONS & CELLULAR -- 0.0%
        375    Cellular Communications International, Inc., Warrants 1/1/2001                    7,500
                 TOTAL COMMON STOCKS (IDENTIFIED COST $68,983)                                  74,500
 (c)REPURCHASE AGREEMENT -- 0.4%
    295,000    BT Securities Corporation, 6.90%, dated 12/31/1996, due 1/2/1997
               (AT AMORTIZED COST)                                                             295,000
                 TOTAL INVESTMENTS (IDENTIFIED COST $62,442,641)(d)                      $  64,822,356


(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At December 31, 1996, these securities amounted to $10,048,186 which represents 15% of net assets.

(b) Non-income producing security.

    Mid-American Waste Systems, Inc.: On January 22, 1997, Mid-American filed for protection under Chapter 11 of the Bankruptcy Code. The company has agreed to be acquired by USA Waste Services, Inc. The timing and outcome of this potential transaction is uncertain.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $62,464,490. The net unrealized appreciation of investments on a federal tax basis amounts to $2,357,866 which is comprised of $2,882,306 appreciation and $524,440 depreciation at December 31, 1996.

Note: The categories of investments are shown as a percentage of net assets
      ($66,043,310) at December 31, 1996.

The following acronym(s) are used throughout this portfolio:

GTD -- Guaranty
LLC -- Limited Liability Corporation
LP  -- Limited Partnership
PIK -- Payment in Kind
PLC -- Public Limited Company

(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND II
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

 ASSETS:
 Total investments in securities, at value (identified cost $62,442,641 and
 tax cost $62,464,490)                                                                $  64,822,356
 Cash                                                                                        42,730
 Income receivable                                                                        1,237,150
 Receivable for shares sold                                                                 219,158
   Total assets                                                                          66,321,394
 LIABILITIES:
 Payable for investments purchased                                    $ 236,309
 Payable for shares redeemed                                             25,303
 Accrued expenses                                                        16,472
   Total liabilities                                                    278,084
 Net Assets for 6,450,008 shares outstanding                                          $  66,043,310
 NET ASSETS CONSIST OF:
 Paid in capital                                                                      $  63,269,852
 Net unrealized appreciation of investments                                               2,379,715
 Accumulated net realized gain on investments                                               283,948
 Undistributed net investment income                                                        109,795
   Total Net Assets                                                                   $  66,043,310
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $66,043,310 / 6,450,008 shares outstanding                                                  $10.24


(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND II
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

 INVESTMENT INCOME:
 Dividends                                                                 $   19,194
 Interest                                                                   3,998,585
   Total income                                                             4,017,779
 EXPENSES:
 Investment advisory fee                                      $ 240,233
 Administrative personnel and services fee                      125,000
 Custodian fees                                                  26,616
 Transfer and dividend disbursing agent
 fees and expenses                                               13,777
 Directors'/Trustees' fees                                        1,456
 Auditing fees                                                   10,000
 Legal fees                                                       2,831
 Portfolio accounting fees                                       66,789
 Share registration costs                                        12,095
 Printing and postage                                            41,932
 Insurance premiums                                               2,877
 Miscellaneous                                                   13,884
   Total expenses                                               557,490
 Waivers and reimbursements --
   Waiver of investment advisory fee             $ (203,132)
   Reimbursement of other operating expenses        (32,285)
     Total waivers and reimbursements                          (235,417)
       Net expenses                                                           322,073
         Net investment income                                              3,695,706
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                             290,512
 Net change in unrealized appreciation of                                   2,051,764
 investments
   Net realized and unrealized gain on investments                          2,342,276
     Change in net assets resulting from operations                        $6,037,982


(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND II
STATEMENT OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                                           1996               1995
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                 $   3,695,706     $   717,145
 Net realized gain (loss) on investments ($290,512 and $8,035, net
 gain, respectively, as computed for federal tax purposes)                   290,512           5,784
 Net change in unrealized appreciation                                     2,051,764         493,099
   Change in net assets resulting from operations                          6,037,982       1,216,028
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income                                (3,613,374)        (687,618)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                             55,826,183      21,185,904
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                    3,612,247         686,601
 Cost of shares redeemed                                                (15,984,743)      (3,692,843)
   Change in net assets resulting from share transactions                 43,453,687      18,179,662
     Change in net assets                                                 45,878,295      18,708,072
 NET ASSETS:
 Beginning of period                                                      20,165,015       1,456,943
 End of period (including undistributed net investment income
 of $109,795 and $27,463, respectively)                                $  66,043,310     $20,165,015


(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND II
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         YEAR ENDED DECEMBER 31,
                                                                    1996         1995         1994(a)
 NET ASSET VALUE, BEGINNING OF PERIOD                              $ 9.79       $ 8.87       $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                              0.88         0.85         0.75
  Net realized and unrealized gain (loss) on investments             0.45         0.89        (1.12)
  Total from investment operations                                   1.33         1.74        (0.37)
 LESS DISTRIBUTIONS
  Distributions from net investment income                          (0.88)       (0.82)       (0.75)
  Distributions in excess of net investment income(d)                  --           --        (0.01)
  Total distributions                                               (0.88)       (0.82)       (0.76)
 NET ASSET VALUE, END OF PERIOD                                    $10.24       $ 9.79       $ 8.87
 TOTAL RETURN(b)                                                    14.31%       20.38%       (3.73%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                           0.80%        0.80%        0.41%*
  Net investment income                                              9.23%        9.27%        9.11%*
  Expense waiver/reimbursement(c)                                    0.59%        3.40%       10.01%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                         $66,043      $20,165       $1,457
  Portfolio turnover                                                   51%          48%          18%


  * Computed on an annualized basis.

(a) Reflects operations for the period from February 2, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (the start of business) to February 1, 1994, the Fund had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek high current income.

Effective April 15, 1996, the Board of Trustees (the "Trustees") changed the name of the Trust from Insurance Management Series to Federated Insurance Series and the name of the Fund from Corporate Bond Fund to Federated High Income Bond Fund II.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS -- Listed Corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

   REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

   FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

   Additional information on each restricted security held at December 31, 1996 is as follows:

                                                     SECURITY               FUND
                                                   ACQUISITION           ACQUISITION
                                                       DATE                 COST
    Abraxas Petroleum Corp.                          11/5/96            $ 501,750
    Allied Waste North America, Inc.                 11/25/96             452,250
    Astor Corp.                                      10/2/96              351,625
    Australias Holdings Pty Limited                  10/29/96             115,009
    Bar Technologies, Inc.                           8/28/96                5,588
    Blue Bird Body Co.                               11/13/96              74,771
    Brooks Fiber Properties Inc.                     11/1/96              315,064
    Building Materials Corporation of America        12/4/96              149,253
    Clark Material Handling Corp.                  11/22/96-12/19/96      352,500
    CS Wireless System, Inc.                         2/16/96                    0
    Delta Beverage Group Inc.                        12/12/96             100,000
    Euramax International Plc.                       9/18/96              404,063
    First Nationwide Escrow Corp.                    9/13/96              705,000
    Genesis Health Ventures Inc.                     10/1/96              250,000
    Hawk Corporation                                 11/22/96             250,000
    HS Resources, Inc.                               11/22/96             273,576
    ICON Fitness Corp.                               11/15/96             232,883
    International Home Foods Inc.                10/29/96-11/4/96         653,125
    International Knife & Saw, Inc.                  10/31/96             300,000
    Intertek Finance Plc.                            10/21/96             400,000
    ISP Holdings, Inc.                               10/15/96             498,605
    Outsourcing Solutions, Inc.                      10/31/96             503,750
    Pegasus Media                                6/30/95-01/2/96            1,250
    Petersen Publishing Co.                      11/20/96-5/12/96         454,500
    Pillowtex Corporation                            11/6/96              250,000
    Plastic Containers, Inc.                         12/11/96             304,500
    Prime Succession Acquisition Corp.               7/13/96              150,000
    Rayovac Corp.                                    10/17/96             100,000
    Rose Hills Acquisition Corp.                     11/14/96             100,000
    Ryder TRS, Inc.                                  11/20/96             200,000
    Safelite Glass Corp.                             12/13/96              50,000
    Statia Terminals                                 11/22/96             400,000
    Tokheim Corporation                           8/16/96-9/4/96          357,969
    Uniforet Inc.                                    10/7/96              300,000
    U.S. Can Corp.                                   10/10/96             100,000


   INVESTMENT RISKS -- Although the Fund has a diversified portfolio, the Fund has 95.4% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in higher yield securities are accomplished by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly great for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The Fund held a defaulted security with a value of $90,000, representing 0.14% of the Fund's net assets at December 31, 1996.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                                             YEAR ENDED
                                                             DECEMBER 31,
                                                          1996        1995
 Shares sold                                           5,638,009    2,211,100
 Shares issued to shareholders in payment of             365,049       71,640
 distributions declared
 Shares redeemed                                      (1,611,816)    (388,244)
   Net change resulting from share transactions        4,391,242    1,894,496


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion.

   ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   PORTFOLIO ACCOUNTING FEES -- FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

   ORGANIZATIONAL EXPENSES -- Organizational expenses of $16,313 and start-up administrative service expenses of $31,507 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended December 31, 1996, the Fund paid $3,263 and $6,301, respectively, pursuant to this agreement.

   GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996, were as follows:

 PURCHASES                     $ 63,184,177
 SALES                         $ 19,547,998


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of the Federated Insurance Series and Shareholders of FEDERATED HIGH INCOME BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund II (a portfolio of the Federated Insurance Series) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated High Income Bond Fund II as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
February 7, 1997

TRUSTEES

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward J. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

J. Christopher Donahue
President
Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

S. Elliott Cohan
Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

FEDERATED HIGH INCOME BOND FUND II
ANNUAL REPORT
TO SHAREHOLDERS
DECEMBER 31, 1996

FEDERATED INSURANCE SERIES

[Graphic]

Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

[Graphic]

Cusip 313916306
G00844-01 (2/97)




PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Prime Money Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month period from January 1, 1996 through December 31, 1996. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and its financial statements.

During the reporting period, the fund kept shareholders' ready cash working every day while maintaining a stable share price of $1.00.*

To pursue a competitive daily yield, the fund invests in a portfolio of high-quality money market securities. Over the 12-month reporting period, the fund paid a total of $0.05 per share in dividends to shareholders. On December 31, 1996, total net assets reached $45.7 million -- a significant increase over the $17.8 million in total net assets at the beginning of the reporting period.

Thank you for keeping your ready cash working and accessible through Federated Prime Money Fund II. We will continue to keep you up to date on your investment, and welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue
President
February 15, 1997

* Although money market funds seek to maintain a share value of $1.00, there is no guarantee that they will do so. An investment in the fund is neither insured nor guaranteed by the U.S. government.

FEDERATED PRIME MONEY FUND II

MANAGEMENT DISCUSSION AND ANALYSIS

Federated Prime Money Fund II invests in money market instruments maturing in thirteen months or less. The average maturity of these securities, computed on a dollar weighted basis, is restricted to 90 days or less. Portfolio securities must be rated in one of the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings. Typical security types include, but are not limited to: commercial paper, certificates of deposit, time deposits, variable rate instruments and repurchase agreements.

U.S. economic growth has slowed in a nearly ideal fashion. Labor markets are still tight, but monthly payroll gains have downshifted from 233,000 per month in the first half of the year to 171,000 over the second half. Home building has slowed as well. Offsetting this consumer slowdown, however, manufacturing is strengthening. The National Association of Purchasing Managers Index* has increased to 54.00% for December while industrial production and capacity utilization have also been high. So while the economy remains mixed, overall it appears to be advancing at a moderate and sustainable pace.

The lingering concern is that tight labor markets and gently rising wage pressures will prove inflationary. To date, however, price pressures have been evident only in the food and energy sectors. Elsewhere in the economy, systematic price pressures are largely absent. The consumer price index rose at a rate of just 3.30% over the past 12 months while the producer price index increased by 2.90% for the same period.

Thirty day commercial paper started the reporting period at 5.27% on February 1, 1996, and rose very modestly to 5.35%. This lack of movement reflects the 5.25% federal funds target maintained by the Federal Reserve Board for the entire 12-month time period. The money market yield curve steepened substantially throughout the reporting period. One month commercial paper rates rose 8 basis points while the six-month rates rose 42 basis points.

The target average maturity range for Federated Prime Money Fund II began the reporting period at 40-50 days and was shortened to the 35-45 day range in July, reflecting the changing economic and monetary sentiment. Given the concentrated nature of much of the fund's current asset base, however, the actual average maturity has been much lower. In structuring the fund, there is continued emphasis placed on positioning 30-35% of the fund's core assets in variable rate demand notes and accomplishing a modest barbell structure.

During the 12 months ended December 31, 1996, the net assets of Federated Prime Money Fund II increased from $17.8 million to $45.7 million while the 7-day net yield increased from 4.61% to 4.77%.** The effective average maturity of the fund on December 31, 1996, was 28 days.

* The National Association of Purchasing Manager's Index is a diffusion index that measures the economic activity of the largest manufacturers in the United States.

** Performance quoted represents past performance and is not indicative of future results. Yield will vary. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

FEDERATED PRIME MONEY FUND II
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1996

  PRINCIPAL
   AMOUNT                                                                                   VALUE
 BANK NOTES -- 2.2%
             BANKING -- 2.2%
 $1,000,000  Harris Trust & Savings Bank, Chicago, 5.500%, 3/26/1997                    $   999,867
 COMMERCIAL PAPER -- 20.6%
             BANKING -- 5.4%
    500,000  ABN AMRO Bank N.V., Amsterdam, 5.794%, 3/6/1997                                494,996
  1,000,000  Bank of Nova Scotia, Toronto, 5.510%, 1/6/1997                                 999,246
    500,000  Commerzbank U.S. Finance, Inc., (Guaranteed by Commerzbank AG,
             Frankfurt), 5.709%, 3/18/1997                                                  494,142
    500,000  Svenska Handelsbanken, Inc., (Guaranteed by Svenska Handelsbanken,
             Stockholm), 5.531%, 2/12/1997                                                  496,862
              Total                                                                       2,485,246
             FINANCE - AUTOMOTIVE -- 6.5%
  2,000,000  Ford Motor Credit Corp., 5.427%, 3/13/1997                                   1,979,016
  1,000,000  General Motors Acceptance Corp., 5.456%, 6/9/1997                              976,548
              Total                                                                       2,955,564
             FINANCE - COMMERCIAL -- 4.3%
  1,000,000  Beta Finance, Inc., 5.775% - 5.783%, 1/13/1997 - 3/13/1997                     993,531
  1,000,000  General Electric Capital Corp., 5.764%, 1/29/1997                              995,644
              Total                                                                       1,989,175
             FINANCE - RETAIL -- 4.4%
  2,000,000  New Center Asset Trust, A1+/P1 Series, 5.402%, 1/27/1997                     1,992,301
              TOTAL COMMERCIAL PAPER                                                      9,422,286
 SHORT-TERM NOTES -- 6.0%
             FINANCE - AUTOMOTIVE -- 1.5%
    672,273  Nationsbank Auto Owner Trust 1996-A, 5.776%, 8/15/1997                         672,629

 FEDERATED PRIME MONEY FUND II

  PRINCIPAL
   AMOUNT                                                                                   VALUE
             FINANCE - EQUIPMENT -- 3.4%
 $  772,306  Capita Equipment Receivables Trust 1996-1, 5.600%, 10/15/1997              $   772,306
    773,412  Navistar Financial 1996-B Owner Trust, 5.490%, 11/20/1997                      773,412
              Total                                                                       1,545,718
             FINANCE - CONSUMER -- 1.1%
    500,000  Silver REMIC Trust I 1996-1, 5.700%, 1/15/1998                                 500,000
              TOTAL SHORT-TERM NOTES                                                      2,718,347
 (A)NOTES - VARIABLE -- 17.9%
             BANKING -- 11.3%
    180,000  Alabama State IDA, (Wellborn Cabinet, Inc.), Tax Revenue Bonds,
             (Amsouth Bank N.A., Birmingham LOC), 5.800%, 1/1/1997                          180,000
    200,000  Capital One Funding Corp., (Series 1995-A), (Bank One, Indianapolis, IN
             LOC), 5.95%, 1/2/1997                                                          200,000
    190,000  Denver Urban Renewal Authority, (Series 1992-B), (Banque Paribas,
             Paris LOC), 5.900%, 1/2/1997                                                   190,000
    200,000  Franklin County, OH, (Edison Wielding), (Series 1995), (Huntington
             National Bank, Columbus, OH LOC), 6.050%, 1/2/1997                             200,000
  1,000,000  Kenny, Donald R. and Cheryl A., (Series 1996-C), (Star Bank, NA,
             Cincinnati LOC), 5.980%, 1/2/1997                                            1,000,000
    278,000  Maryland State IDFA, (Human Genome), (Series 1994), (First National
             Bank of Maryland, Baltimore LOC), 5.938%, 1/6/1997                             278,000
    375,000  Mississippi Business Finance Corp., Metalloy Project, (Comerica Bank,
             Detroit, MI LOC), 5.900%, 1/1/1997                                             375,000
    385,000  Pelham City, IDB, (Columbus Bank and Trust Co., GA LOC), 6.130%,
             1/2/1997                                                                       385,000
    550,000  REAL I Funding Corp., Casto Realty Investments Series 1996,
             (Huntington National Bank, Columbus, OH LOC), 5.930%, 1/2/1997                 550,000
    380,000  Roby Company Ltd. Partnership, (Huntington National Bank,
             Columbus, OH LOC), 5.930%, 1/2/1997                                            380,000
  1,000,000  SMM Trust, (Series 1996-V), (Morgan Guaranty Trust Co., New York
             Swap Agreement), 5.581%, 2/24/1997                                           1,000,000

 FEDERATED PRIME MONEY FUND II

  PRINCIPAL
   AMOUNT                                                                                  VALUE
 (A)NOTES - VARIABLE -- CONTINUED
             BANKING -- CONTINUED
 $  185,000  Southeast Regional Holdings, LLC, (Series 1995-A), (Columbus Bank and
             Trust Co., GA LOC), 6.130%, 1/2/1997                                       $   185,000
    253,000  Vista Funding Corp., (Series 1994-A), (Fifth Third Bank of Northwestern
             OH LOC), 5.98%, 1/2/1997                                                       253,000
              Total                                                                       5,176,000
             INSURANCE -- 4.4%
  1,000,000  General American Life Insurance Co., 5.806%, 1/23/1997                       1,000,000
  1,000,000  Transamerica Occidental Life Insurance Company, 5.304%, 1/30/1997            1,000,000
              Total                                                                       2,000,000
             SOVEREIGN GOVERNMENT -- 2.2%
  1,000,000 (b)Short Term Asset Corp., Secured Class F-1 Bonds, (European Bank
             for Reconstruction and Development LIQ), 5.626%, 1/13/1997                   1,000,000
              TOTAL NOTES - VARIABLE                                                      8,176,000
GOVERNMENT AGENCIES -- 17.5%
  8,000,000  Federal National Mortgage Association, 6.500%, 1/2/1997                      7,998,556
GOVERNMENT AGENCY OBLIGATIONS -- 1.8%
             U.S. TREASURY NOTES -- 1.8%
    800,000  6.875%, 2/28/1997-3/31/1997                                                    802,407
 (C)REPURCHASE AGREEMENTS -- 16.4%
  2,090,000  CIBC Wood Gundy Securities Corp., 6.900%, dated 12/31/1996,
             due 1/2/1997                                                                 2,090,000
  2,200,000  Fuji Government Securities, Inc., 6.900%, dated 12/31/1996, due
             1/2/1997                                                                     2,200,000

 FEDERATED PRIME MONEY FUND II

  PRINCIPAL
   AMOUNT                                                                                   VALUE
 (C)REPURCHASE AGREEMENTS -- CONTINUED
 $2,200,000  PaineWebber Group, Inc., 6.850%, dated 12/31/1996, due
             1/2/1997                                                                 $   2,200,000
  1,000,000  Swiss Bank Capital Markets, 6.800%, dated 12/31/1996, due
             1/2/1997                                                                     1,000,000
              TOTAL REPURCHASE AGREEMENTS                                                 7,490,000
              TOTAL INVESTMENTS (AT AMORTIZED COST)(D)                                  $37,607,463


(a) Current rate and next reset date shown.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At December 31, 1996 these securities amounted to $1,000,000 which represents 2.2% of net assets.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

(d) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($45,655,332) at December 31, 1996.

The following acronyms are used throughout this portfolio:

IDA -- Industrial Development Authority
IDB -- Industrial Development Bond
IDFA -- Industrial Development Finance Authority
LIQ -- Liquidity Agreement
LLC -- Limited Liability Corporation
LOC -- Letter of Credit
REMIC -- Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)

FEDERATED PRIME MONEY FUND II
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

 ASSETS:
 Investments in repurchase agreements                                $ 7,490,000
 Investments in securities                                            30,117,463
  Total investments in securities, at amortized cost and value                         $37,607,463
 Cash                                                                                    8,062,347
 Income receivable                                                                          99,159
 Receivable for shares sold                                                                427,135
  Total assets                                                                          46,196,104
 LIABILITIES:
 Payable for shares redeemed                                             518,160
 Accrued expenses                                                         22,612
  Total liabilities                                                                        540,772
 Net Assets for 45,655,332 shares outstanding                                          $45,655,332
 NET ASSETS VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $45,655,332 / 45,655,332 shares outstanding                                                 $1.00


(See Notes which are an integral part of the Financial Statements)

FEDERATED PRIME MONEY FUND II
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

 INVESTMENT INCOME:
 Interest                                                                              $  1,694,866
 EXPENSES:
 Investment advisory fee                                                  $    154,455
 Administrative personnel and services fee                                     125,000
 Custodian fees                                                                 28,125
 Transfer and dividend disbursing agent fees and expenses                       24,203
 Directors'/Trustees' fees                                                       1,916
 Auditing fees                                                                   8,500
 Legal fees                                                                      3,631
 Portfolio accounting fees                                                      40,451
 Share registration costs                                                        8,075
 Printing and postage                                                           21,717
 Insurance premiums                                                              2,795
 Miscellaneous                                                                   5,310
     Total expenses                                                            424,178
 Waivers and reimbursements --
     Waiver of investment advisory fee                         $(154,455)
     Reimbursement of other operating expenses                   (21,235)
         Total waivers and reimbursements                                     (175,690)
                 Net expenses                                                               248,488
                  Net investment income                                                  $1,446,378


(See Notes which are an integral part of the Financial Statements)

FEDERATED PRIME MONEY FUND II
STATEMENT OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED
                                                                               DECEMBER 31,
                                                                          1996              1995
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                $ 1,446,378       $   415,530
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income                              (1,446,378)         (415,530)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                          214,683,781       39,232,023
 Net asset value of shares issued to shareholders in payment
 of distributions declared                                               1,446,378          414,549
 Cost of shares redeemed                                             (188,312,731)      (22,360,936)
   Change in net assets resulting from share transactions               27,817,428       17,285,636
     Change in net assets                                               27,817,428       17,285,636
 NET ASSETS:
 Beginning of period                                                    17,837,904          552,268
 End of period                                                        $ 45,655,332    $  17,837,904


(See Notes which are an integral part of the Financial Statements)

FEDERATED PRIME MONEY FUND II
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      YEAR ENDED DECEMBER 31,
                                                               1996             1995        1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                         $ 1.00           $ 1.00       $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                         0.05             0.05         0.01
 LESS DISTRIBUTIONS
  Distributions from net investment income                     (0.05)           (0.05)       (0.01)
 NET ASSET VALUE, END OF PERIOD                               $ 1.00           $ 1.00       $ 1.00
 TOTAL RETURN(B)                                                4.75%            5.20%        0.50%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                      0.80%            0.80%        0.80%*
  Net investment income                                         4.68%            5.12%        4.26%*
  Expense waiver/reimbursement(c)                               0.57%            2.69%       71.84%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                    $45,655          $17,838         $552


* Computed on an annualized basis.

(a) Reflects operations for the period from November 18, 1994 (date of initial public investment) to December 31, 1994. For the period from December 10, 1993 (start of business) to November 17, 1994, the Fund had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED PRIME MONEY FUND II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Prime Money Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.
Effective April 15, 1996, the Board of Trustees ("Trustees") changed the name of the Trust from Insurance Management Series to Federated Insurance Series and the name of the Fund from Prime Money Fund to Federated Prime Money Fund II.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- The Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At December 31, 1996, the Fund, for federal tax purposes, had a capital loss carryforward of $134, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR     EXPIRATION AMOUNT
       2004                 $134

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Trust will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at December 31, 1996 is as follows:

 SECURITY                  ACQUSITION DATE       ACQUISITION COST
 Short Term Asset Corp.        5/7/1996             $1,000,000

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At December 31, 1996, capital paid in aggregated $45,655,332. Transactions in capital stock were as follows:

                                                           YEAR ENDED
                                                           DECEMBER 31,
                                                       1996            1995
 Shares sold                                       214,683,781     39,232,023
 Shares issued to shareholders in payment of         1,446,378        414,549
 distributions declared
 Shares redeemed                                  (188,312,731)   (22,360,936)
  Net change resulting from share transactions      27,817,428     17,285,636


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational expenses of $22,431 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses during the five-year period following the Fund's effective date. For the period ended December 31, 1996, the Fund paid $4,486 pursuant to this agreement.

GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of the Federated Insurance Series and Shareholders of FEDERATED PRIME MONEY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Prime Money Fund II (a portfolio of the Federated Insurance Series) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Federated Prime Money Fund II as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
February 7, 1997

TRUSTEES

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts


OFFICERS

John F. Donahue
Chairman

J. Christopher Donahue
President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

S. Elliott Cohan
Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

                                                                  FEDERATED
                                                                      PRIME
                                                                      MONEY
                                                                    FUND II

                                                              ANNUAL REPORT
                                                            TO SHAREHOLDERS
                                                          DECEMBER 31, 1996

                                                 FEDERATED INSURANCE SERIES

[Graphic]
Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 313916504
G00842-01 (2/97)



PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated International Equity Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month period from January 1, 1996 through December 31, 1996. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's international stock holdings and the financial statements.
Federated International Equity Fund II brings you long-term growth opportunities through a broadly diversified portfolio of stocks issued by companies throughout the world. Investing in international stocks can help to smooth out periodic ups and downs in U.S. stock performance because international markets respond to different influences than U.S. markets.*

In 1996, the international stock market, as measured by the Morgan Stanley/Capital International - Europe, Australia, Far East Index ("EAFE Index"),** turned in positive total return of 4.40% after a very weak 1995. In this improved international climate, Federated International Equity Fund II outperformed the overall international market with a total return of 8.32%.*** Contributing to the fund's total return were income distributions totaling $0.05 per share and a net asset value increase of 8%. At the end of the reporting period, total assets stood at $17.8 million -- up considerably from $4.8 million on the first day of the period.

Thank you for participating in the long-term growth opportunities of international stocks through Federated International Equity Fund II. We look forward to keeping you informed about your investment's progress.

Sincerely,

[Graphic]

J. Christopher Donahue
President
February 15, 1997

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Morgan Stanley/Capital International - Europe, Australia, Far East Index is an unmanaged, market capitalization weighed foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. Investments cannot be made in an index.

*** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges or expenses of a variable annuity or variable life insurance contract.

FEDERATED INTERNATIONAL EQUITY FUND II

MANAGEMENT DISCUSSION AND ANALYSIS

The fourth quarter of 1996 showed a continuation of the trends seen throughout most of the year. The main features of the international markets were the continued weakness in Japan and the devaluation of its currency, and the strength in Europe. As a whole, the international markets, as measured by the EAFE Index, once again trailed the strong performance of the surging U.S. market, which gained 8.1% for the last quarter and 23.2% for the year. By contrast, the EAFE Index produced a meager gain of 1.59% for the October - December period and 6.05% for the 12-month period ended December 31, 1996.

Concern over the continuing difficult outlook for Japanese equities led management of the fund to maintain a fairly low weighting in Japan, which amounted to 25.4% of the fund's assets at year-end. The fund's weighting in the European markets was raised from 48.4% to 50.0% during the reporting period. Strong performances out of key markets, such as Argentina and Brazil of 12.7% and 7.9% respectively, contributed to the fund's performance with the Latin American exposure amounting to 3.6% of the fund's assets at the end of December.

Looking forward to 1997, we would like to briefly touch on the outlook for the various regions of the world in which the fund invests. Beginning with Japan, we feel that the devaluation of the currency, which has taken place over the past year and a half, will continue to enhance the profitability of Japanese manufacturers and export-oriented companies for some time to come. Moreover, we feel that the downward pressure on the yen from these levels of roughly Y115:US$1 will be greatly diminished.

In Europe, 1997 will bring increased anticipation of the implementation of European Monetary Union, which is scheduled to be launched with the adoption of the "euro" as the single currency at the start of 1999. Conservative fiscal policies should continue to be adhered to as the adopting countries attempt to reach the goal set out in the Maastricht Treaty of government deficits of no more than 3% of Gross Domestic Product. This conservative stance may retard the economic recovery that is gradually getting under way; but it will also mean that there will be little threat of inflationary pressure over the course of the year and for some time beyond.

In terms of the equity markets, opportunities should continue to be found in companies that are restructuring their businesses in order to compete effectively in this new, more open environment. We are very positive on the outlook, especially as more and more managements are beginning to think and act more like genuine defenders of shareholder value.

Turning to Asia (excluding Japan), our focus will be on companies that are able to withstand the increased competitive pressure from Japan resulting from a cheaper yen. Another major consideration for the companies of the region, especially in Singapore and Korea, is the state of the semiconductor cycle. A slowdown in this key area of the global electronics industry should have a negative impact on the earnings of many of the publicly traded companies of the region.
Finally, the transition of Hong Kong from British colonial status to a Chinese territory will set the tone for the area. Assuming the transfer goes reasonably smoothly, which we believe that it will, the Hong Kong market should be in for another good year following its 33% gain for 1996.

Looking to Latin America, we are positive on the outlook for the region as economic growth should accelerate from last year's rate and inflation should continue to abate. The kidnapping in Peru only serves to highlight the fact that the revolutionary tactics of the past do not have the same political impact in the current environment of democratic rule. We believe that valuations will be attractive and growth opportunities will continue to abound as trade barriers fall.

FEDERATED INTERNATIONAL EQUITY FUND II

  GROWTH OF $10,000 INVESTED IN THE FEDERATED INTERNATIONAL EQUITY FUND II

The graph below illustrates the hypothetical investment of $10,000 in the Federated International Equity Fund II (the "Fund") from May 8, 1995 (start of performance) to December 31, 1996, compared to the Morgan Stanley/Capital International - Europe, Australia, Far-East Index (EAFE).+

[Graphic Representation Omitted.  See Appendix A]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1996
  1 Year                                                             8.32%
  Start of Performance (5/8/95)                                      7.17%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.
* The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED INTERNATIONAL EQUITY FUND II
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- 93.0%
 ARGENTINA -- 0.5%
                   BANKING -- 0.1%
              753  Banco Frances del Rio de la Plata S.A., ADR                                           $   20,714
                   ENERGY SOURCES -- 0.1%
              700  YPF Sociedad Anonima, ADR                                                                 17,675
                   MULTI-INDUSTRY -- 0.1%
            2,745  Compania Naviera Perez Companc S.A., Class B                                              19,301
                   REAL ESTATE -- 0.1%
              502 (a)IRSA Inversiones y Representaciones S.A., GDR                                           15,939
                   TELECOMMUNICATIONS -- 0.1%
              700  Telefonica de Argentina S.A., ADR                                                         18,113
                     TOTAL ARGENTINA                                                                         91,742
                   AUSTRALIA -- 2.6%
                   BANKING -- 0.3%
           10,000  Westpac Banking, Corp., Sydney                                                            56,911
                   BROADCASTING & PUBLISHING -- 0.6%
           19,000  News Corp. Ltd.                                                                          100,278
                   ENERGY SOURCES -- 0.4%
           11,000  Woodside Petroleum Ltd.                                                                   80,351
                   FINANCIAL SERVICES -- 0.2%
            6,300 (b)Commonwealth Installment Receipt Trustee Ltd.                                           39,209
                   LEISURE & TOURISM -- 0.2%
           11,000 (a)Aristocrat Leisure Ltd.                                                                 28,591
                   REAL ESTATE -- 0.9%
            8,320  Lend Lease Corp. Ltd.                                                                    161,361
                     TOTAL AUSTRALIA                                                                        466,701


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                   AUSTRIA -- 0.4%
                   AUTOMOBILE -- 0.3%
              900 (a)KTM Motorradholding AG                                                              $   50,284
                   MANUFACTURING -- 0.1%
              210  Vae Eisenbahnsyst                                                                         23,834
                     TOTAL AUSTRIA                                                                           74,118
 BELGIUM -- 0.4%
                   MERCHANDISING -- 0.4%
            1,200  Delhaize -- Le Lion                                                                       71,295
                     TOTAL BELGIUM                                                                           71,295
 BRAZIL -- 0.4%
                   TELECOMMUNICATIONS -- 0.3%
          700,000 (a)Telecomunicacoes Brasileras                                                             50,188
                   UTILITIES - ELECTRICAL & GAS -- 0.1%
           95,000 (a)Light Participacoes S.A.                                                                23,038
                     TOTAL BRAZIL                                                                            73,226
 CHILE -- 0.2%
                   BANKING -- 0.1%
              400 (a)Banco BHIF, ADR                                                                         6,550
              300 (a)Banco de A. Edwards, ADR                                                                5,400
                     Total                                                                                   11,950
                   ENERGY EQUIPMENT & SERVICES -- 0.0%
              100 (a)(b)Chilectra S.A., ADR                                                                  5,413
                   METALS - NON FERROUS -- 0.0%
              100  Sociedad Quimica Y Minera De Chile, ADR                                                   5,413
                   TELECOMMUNICATIONS -- 0.1%
              100  Compania Telecomunicacion Chile, ADR                                                      10,113
                     TOTAL CHILE                                                                             32,889


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                   COLUMBIA -- 0.2%
                   BANKING -- 0.2%
              700  Banco Ganadero S.A., ADR                                                              $   18,463
              700  Banco Industrial Colombiano, ADR                                                          14,525
                     TOTAL COLUMBIA                                                                          32,988
                   FRANCE -- 6.7%
                   AUTOMOBILE -- 0.4%
              650  Peugeot S.A.                                                                              73,162
                   BANKING -- 1.0%
              720  CLF -- Dexia France                                                                       62,723
              826  Compagnie Financiere de Paribas, Class A                                                  55,863
            1,346  Credit Commerical De France                                                               62,261
                     Total                                                                                   180,847
                   BEVERAGE & TOBACCO -- 0.5%
              330  LVMH (Moet-Hennessy)                                                                      92,160
                   BUILDING MATERIALS & COMPONENTS -- 0.4%
            1,070  Lafarge-Coppee                                                                            64,198
                   BUSINESS & PUBLIC SERVICES -- 0.3%
              770  Havas S.A.                                                                                54,019
                   ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.4%
            1,518  Schneider S.A.                                                                            70,188
                   ENERGY SOURCES -- 0.4%
              800  Total SA-B                                                                                65,067
                   FOOD & HOUSEHOLD PRODUCTS -- 0.8%
            1,810  Etablissements Economiques du Casino Guichard-Perrachon                                   84,282
              440  Group Danon BSN S.A.                                                                      61,313
                     Total                                                                                   145,595


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 FRANCE -- CONTINUED
                   HEALTH & PERSONAL CARE -- 0.4%
              228  Clarins                                                                               $   33,441
              500  Rhone-Poulenc Rorer, Inc.                                                                 39,063
                     Total                                                                                   72,504
                   INSURANCE -- 0.9%
            1,177  AXA                                                                                       74,860
            2,360  Scor S.A.                                                                                 83,011
                     Total                                                                                   157,871
                   LEISURE & TOURISM -- 0.4%
              498  Accor S.A.                                                                                63,060
                   MISCELLANEOUS MATERIALS & COMMODITIES -- 0.4%
              550  Compagnie de St. Gobain                                                                   77,807
                   MULTI-INDUSTRY -- 0.4%
              695  Lyonnaise des Eaux S.A.                                                                   64,684
                     TOTAL FRANCE                                                                         1,181,162
 GERMANY -- 6.6%
                   AUTOMOBILE -- 1.1%
            2,780 (a)Daimler Benz AG                                                                         191,500
                   BANKING -- 1.6%
            3,750 (a)Commerzbank AG, Frankfurt                                                               95,285
            1,860  Deutsche Bank, AG                                                                         86,908
            3,280  Dresdner Bank AG, Frankfurt                                                               98,264
                     Total                                                                                  280,457
                   CHEMICALS -- 1.1%
            2,720  BASF AG                                                                                  104,784
            2,300  Bayer AG                                                                                  93,865
                     Total                                                                                  198,649


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 GERMANY -- CONTINUED
                   ELECTRICAL & ELECTRONICS -- 0.4%
            1,630  Siemens AG                                                                            $   76,797
                   ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.3%
            3,800 (a)Rofin -- Sinar Technologies, Inc.                                                       44,650
                   FOOD & HOUSEHOLD PRODUCTS -- 0.0%
               58 (a)Henkel KGAA                                                                              2,782
                   HEALTH & PERSONAL CARE -- 0.4%
              250  Schering AG                                                                               21,104
              695  Schwarz Pharma AG                                                                         51,488
                     Total                                                                                   72,592
                   MACHINERY & ENGINEERING -- 1.0%
              120  Linde AG                                                                                  73,304
              227  Mannesmann AG                                                                             98,394
                     Total                                                                                   171,698
                   UTILITIES - ELECTRICAL & GAS -- 0.7%
              950  RWE AG                                                                                    40,252
            1,605  Veba AG                                                                                   92,829
                     Total                                                                                  133,081
                     TOTAL GERMANY                                                                        1,172,206
 HONG KONG -- 4.3%
                   BANKING -- 0.4%
            3,000  HSBC Holdings PLC                                                                         64,193
                   BROADCASTING & PUBLISHING -- 0.3%
          116,000  Oriental Press Group                                                                      52,117
                   FINANCIAL SERVICES -- 0.5%
           86,000  Aeon Credit Service                                                                       27,519
           41,000  Peregrine Investment                                                                      70,237
                     Total                                                                                   97,756


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 HONG KONG -- CONTINUED
                   HEALTH & PERSONAL CARE -- 0.4%
           19,000 (a)(b)Shanghai Industrial Holdings Ltd.                                                $   69,274
                   MULTI-INDUSTRY -- 0.5%
           12,000  Hutchison Whampoa                                                                         94,253
                   REAL ESTATE -- 1.9%
           58,000  Amoy Properties Ltd.                                                                      83,612
            8,000  Cheung Kong Holdings                                                                      71,110
           24,000 (a)(b)Cheung Kong Infrastructure                                                           63,611
           23,000  China Resources Enterprises Ltd.                                                          51,742
           40,000 (a)Winsor Property Holdings Ltd.                                                           64,387
                     Total                                                                                  334,462
                   TELECOMMUNICATIONS -- 0.3%
           32,000  Hong Kong Telecom                                                                         51,509
                     TOTAL HONG KONG                                                                        763,564
 INDIA -- 0.6%
                   AUTOMOBILE -- 0.1%
            1,800 (a)(b)Mahindra and Mahindra, GDR                                                           21,150
                   ELECTRICAL & ELECTRONICS -- 0.1%
            3,700 (a)(b)Crompton Greaves Ltd., GDR                                                           14,338
                   ENERGY EQUIPMENT & SERVICES -- 0.2%
            1,400 (a)(b)Bombay Suburban Electric Supply, GDR                                                 28,875
                   MACHINERY & ENGINEERING -- 0.1%
            1,500 (a)(b)Larsen & Toubro Ltd., GDR                                                            21,863
                   METALS - NON FERROUS -- 0.1%
              750 (a)(b)Hindalco Industries Ltd., GDR                                                        18,469
                     TOTAL INDIA                                                                            104,695


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 INDONESIA -- 1.1%
                   BANKING -- 0.1%
           40,500 (a)PT Bank Negara Indonesia                                                            $   21,433
                   BUILDING MATERIALS & COMPONENTS -- 0.2%
            9,000  PT Semen Gresik                                                                           28,959
                   FOREST PRODUCTS & PAPER -- 0.1%
           26,620  Pab K Tjiwi Kimia                                                                         26,485
                   MINING -- 0.1%
           12,000  Tambang Timah                                                                             21,846
                   RECREATION, OTHER CONSUMER GOODS -- 0.3%
           14,000  PT Modern Photo Film Co.                                                                  44,454
                   TOBACCO -- 0.1%
            4,000  PT Gudang Garam                                                                           17,273
                   TRANSPORTATION - ROAD & RAIL -- 0.2%
           21,533  PT Steady Safe                                                                            27,577
                     TOTAL INDONESIA                                                                        188,027
 ITALY -- 1.8%
                   BANKING -- 0.6%
            6,500  Banca Populare Di Milano                                                                  32,993
            7,400  IMI Instituto Mobiliare                                                                   63,415
                     Total                                                                                   96,408
                   BUILDING MATERIALS & COMPONENTS -- 0.1%
            3,500 (a)Unicem S.P.A.                                                                           22,841
                   ENERGY -- OIL & GAS -- 0.3%
            9,500  Eni S.P.A.                                                                                48,752
                   FOREST PRODUCTS & PAPER -- 0.3%
           12,700  Burgo (Cartiere) S.P.A.                                                                   58,602
                   MERCHANDISING -- 0.0%
              285 (a)La Rinascente S.P.A., Warrants, Expire 11/30/99                                            126


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 ITALY -- CONTINUED
                   TELECOMMUNICATIONS -- 0.5%
            9,600  STET-Societa Finanziaria Telefonica S.P.A.                                            $   43,665
           17,150  Telecom Italia Mobile                                                                     43,355
                     Total                                                                                   87,020
                     TOTAL ITALY                                                                            313,749
 JAPAN -- 24.7%
                   BROADCASTING & PUBLISHING -- 0.6%
              200  Asahi Broadcasting Corp.                                                                  18,651
            7,000  Ikegami Tsushinki                                                                         42,129
            6,000  Shochiku Co.                                                                              51,809
                     Total                                                                                  112,589
                   BUSINESS & PUBLIC SERVICES -- 1.0%
           10,000  Dai Nippon Printing Co. Ltd.                                                             175,287
                   CHEMICALS -- 0.9%
           14,000  Shiseido Co.                                                                             161,989
                   CONSTRUCTION & HOUSING -- 1.0%
           15,000  Nippon Comsys Corp.                                                                      170,970
                   DATA PROCESSING & REPRODUCTION -- 1.0%
            5,000  Konami Co.                                                                               170,538
                   ELECTRICAL & ELECTRONICS -- 4.0%
            8,000  Matsushita Kotobuk Electric                                                              208,618
           30,000  Minolta Co.                                                                              181,591
           10,000  Pioneer Electronic Corp.                                                                 190,830
            2,000  Sony Corp.                                                                               131,077
                     Total                                                                                  712,116


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 JAPAN -- CONTINUED
                   ELECTRONIC COMPONENTS, INSTRUMENTS -- 3.7%
            5,000  Canare Electric Co. Ltd.                                                              $  109,231
            3,000  Hirose Electric                                                                          173,819
            8,000  Hitachi Maxell                                                                           176,841
            3,000  Kyocera Corp.                                                                            187,031
                     Total                                                                                  646,922
                   FINANCIAL SERVICES -- 0.8
            3,000  Promise Co. Ltd.                                                                         147,656
                   HEALTH & PERSONAL CARE -- 1.1%
            7,000  Sankyo Co.                                                                               198,256
                   MACHINERY & ENGINEERING -- 2.0%
           17,000  Amada Co.                                                                                132,114
            5,000  JGC Corp.                                                                                37,519
           18,000  Mitsubishi Heavy Industries Ltd.                                                         142,994
            9,000  Tsubakimoto Chain                                                                         48,183
                     Total                                                                                  360,810
                   MERCHANDISING -- 0.8%
           10,000  Mycal Corp.                                                                              145,065
                   PHARMACEUTICALS -- 1.5%
           11,000  Taisho Pharmaceutical Co.                                                                259,304
                   REAL ESTATE -- 1.6%
           13,000  Daito Trust Construction                                                                 144,807
           32,000 (a)Tokyo Tatemono Co. Ltd.                                                                143,684
                     Total                                                                                  288,491
                   RECREATION, OTHER CONSUMER GOODS -- 2.3%
            6,000  Fuji Photo Film Co.                                                                      197,910
            3,000  Nintendo Corp. Ltd.                                                                      214,748
                     Total                                                                                  412,658


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 JAPAN -- CONTINUED
                   TOBACCO -- 0.8%
               20 (b)Japan Tobacco Inc.                                                                  $  135,567
                   TELECOMMUNICATIONS -- 1.6%
               13  DDI Corp.                                                                                 85,986
               25  Nippon Telegraph & Telephone Corp.                                                       189,535
                     Total                                                                                  275,521
                     TOTAL JAPAN                                                                          4,373,739
 KOREA -- 1.2%
                   AUTOMOBILE -- 0.1%
              340 (a)Dongah Tire Ind.                                                                        23,699
                   BANKING -- 0.3%
            2,100  Korea Exchange Bank                                                                       19,012
            2,400  Shinhan Bank                                                                              38,542
                     Total                                                                                   57,554
                   BEVERAGE & TOBACCO -- 0.2%
              270  Lotte Chilsung Beverage Co.                                                               38,024
                   CHEMICALS -- 0.2%
            1,600  Pacific Corp.                                                                             31,621
                   FOREST PRODUCTS & PAPER -- 0.1%
              800  Hankuk Paper Manufacturing Co.                                                            15,716
                   METALS - STEEL -- 0.1%
            1,100  Dongkuk Steel Mill                                                                        21,740
                   TELECOMMUNICATIONS -- 0.2%
            1,854 (a)Korea Mobile Telecomm Corp., ADR                                                        23,870
                     TOTAL KOREA                                                                            212,224


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 MALAYSIA -- 2.2%
                   BANKING -- 0.2%
            4,000  Malayan Banking Berhad                                                                $   44,348
                   ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.2%
            8,000  Malaysian Pacific Industries                                                              31,043
                   FINANCIAL SERVICES -- 0.3%
           27,000  Malaysian Industrial Development Berhad                                                   50,247
                   MACHINERY & ENGINEERING -- 0.3%
           10,000  UMW Holdings Berhad                                                                       46,723
                   MISCELLANEOUS MATERIALS & COMMODITIES -- 0.3%
           64,000  Berjaya Group Berhad                                                                      54,484
                   MULTI-INDUSTRY -- 0.5%
           54,000  Time Engineering                                                                          100,067
                   REAL ESTATE -- 0.2%
           17,000  Eastern and Oriental Berhad                                                               32,984
                   TRANSPORTATION - ROAD & RAIL -- 0.2%
           14,000  Metacorp Berhad                                                                           35,755
                     TOTAL MALAYSIA                                                                         395,651
 MEXICO -- 1.0%
                   BANKING -- 0.1%
            2,100 (a)(b)Grupo Financiero Bancomer, S.A. de C.V., Class B, ADR                                16,806
                   BEVERAGE & TOBACCO -- 0.3%
           11,000  Fomento Economico Mexicano, S.A. de C.V., Class B                                         37,729
              400  Pan American Beverage, Class A                                                            18,750
                     Total                                                                                   56,479
                   BUILDING MATERIALS & COMPONENTS -- 0.1%
            2,200 (a)Cemex S.A., Class B, ADR                                                                17,119


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 MEXICO -- CONTINUED
                   CONSTRUCTION & HOUSING -- 0.1%
            1,400 (a)Empresas ICA Sociedad Controladora S.A., ADR                                        $   20,475
                   DATA PROCESSING & REPRODUCTION -- 0.1%
            1,000 (a)(b)Acer, Inc., ADR                                                                      17,125
                   FOOD & HOUSEHOLD PRODUCTS -- 0.1%
           17,000 (a)Grupo Corvi S.A., Class UBL                                                             11,662
                   METALS - STEEL -- 0.1%
            1,700 (a)Tubos de Acero de Mexico S.A., ADR                                                      26,988
                   TELECOMMUNICATIONS -- 0.1%
              400  Telefonos de Mexico, Class L, ADR                                                         13,200
                     TOTAL MEXICO                                                                           179,854
 NETHERLANDS -- 4.1%
                   BROADCASTING & PUBLISHING -- 0.5%
              600  Wolters Kluwer N.V.                                                                       79,757
                   CONSTRUCTION & HOUSING -- 0.4%
            3,870  Boskalis Westminster                                                                      78,454
                   ELECTRONIC COMPONENTS, INSTRUMENTS -- 1.0%
            3,700 (a)ASM Lithography Holding N.V.                                                           184,946
                   FINANCIAL SERVICES -- 1.4%
            2,200  ABN -- Amro Holdings N.V.                                                                143,226
            2,322  ING Groep N.V.                                                                            83,654
                     Total                                                                                  226,880
                   MERCHANDISING -- 0.4%
            1,775  Vendex International                                                                      75,976
                   MULTI - INDUSTRY -- 0.4%
            1,110  Hunter Douglas N.V.                                                                       74,900
                     TOTAL NETHERLANDS                                                                      720,913


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 NEW ZEALAND -- 1.0%
                   BUILDING MATERIALS & COMPONENTS -- 0.4%
           21,000  Fletcher Challenge Building                                                           $   64,581
                   FOOD PROCESSING -- 0.3%
           70,000  Wrightson Ltd.                                                                            60,870
                   TRANSPORTATION - AIRLINES -- 0.3%
           22,000  Air New Zealand Ltd., Class B                                                             59,724
                     TOTAL NEW ZEALAND                                                                      185,175
 NORWAY -- 0.3%
                   METALS - NON FERROUS -- 0.3%
            3,450  Elkem A/S, Class A                                                                        56,491
                     TOTAL NORWAY                                                                            56,491
 PAKISTAN -- 0.0%
                   ENERGY SOURCES -- 0.0%
              300 (a)Hub Power Co., GDR                                                                       6,225
                     TOTAL PAKISTAN                                                                           6,225
 PHILIPPINES -- 0.6%
                   BANKING -- 0.2%
            2,200  Philippine Commercial International Bank                                                  28,859
                   CONSTRUCTION & HOUSING -- 0.1%
           95,130 (a)Davao Union Cement Corp., Class B                                                       26,767
                   ENERGY SOURCES -- 0.2%
          108,000 (a)Belle Corp.                                                                             29,977
                   REAL ESTATE -- 0.1%
           43,200 (a)Filinvest Land, Inc.                                                                    13,469
                     TOTAL PHILIPPINES                                                                       99,072


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 RUSSIA -- 1.3%
                   ENERGY - OIL & GAS -- 0.5%
            1,700 (a)Lukoil Oil Co., ADR                                                                 $   79,900
                   UTILITIES - ELECTRICAL & GAS -- 0.8%
          600,000 (b)Irkutskenergo, RDC                                                                      79,200
            2,400 (a)Mosenergo, ADR                                                                          73,800
                     Total                                                                                  153,000
                     TOTAL RUSSIA                                                                           232,900
 SINGAPORE -- 2.3%
                   AUTOMOBILE -- 0.2%
            3,000  Cycle & Carriage Ltd.                                                                     36,661
                   BANKING -- 0.5%
            9,000  Hong Leong Finance Ltd.                                                                   31,258
            5,000  United Overseas Bank Ltd.                                                                 55,742
                     Total                                                                                   87,000
                   BROADCASTING & PUBLISHING -- 0.1%
            1,000  Singapore Press Holdings Ltd.                                                             19,724
                   MACHINERY & ENGINEERING -- 0.4%
            5,000  Far East Levingston Shipbuilding Ltd.                                                     26,084
           10,000  Sembawang Corp. Ltd                                                                       52,884
                     Total                                                                                   78,968
                   MISCELLANEOUS MATERIALS & COMMODITIES -- 0.3%
           82,000  Roly International Holdings                                                               59,860
                   MULTI-INDUSTRY -- 0.3%
           17,000  Wing Tai Holdings Ltd.                                                                    48,596


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 SINGAPORE -- CONTINUED
                   REAL ESTATE -- 0.5%
            7,000  City Developments                                                                     $   63,032
            6,000  Straits Steamship Land Ltd.                                                               19,210
            1,500 (a)Straits Steamship Land Ltd., Warrants, Expire 12/12/00                                   1,619
                     Total                                                                                   83,861
                     TOTAL SINGAPORE                                                                        414,670
 SPAIN -- 2.5%
                   CONSTRUCTION & HOUSING -- 0.5%
              880  Fomento de Construcciones y Contratas S.A.                                                82,018
                   ENERGY SOURCES -- 0.3%
            1,740  Repsol S.A.                                                                               66,745
                   INSURANCE -- 0.3%
              760  Corp Mapfre S.A.                                                                          46,305
                   MACHINERY & ENGINEERING -- 0.3%
              385  Zardoya-Otis S.A.                                                                         44,780
                   TELECOMMUNICATIONS -- 0.3%
            2,400  Telefonica de Espana                                                                      55,737
                   UTILITIES - ELECTRICAL & GAS -- 0.8%
            1,100  Empresa Nac De Electridad                                                                 78,290
            5,200  Iberdrola S.A.                                                                            73,699
                     Total                                                                                  151,989
                     TOTAL SPAIN                                                                            447,574
 SWEDEN -- 2.0%
                   BROADCASTING & PUBLISHING -- 0.1%
              750  Marieberg Tidnings AB, Class A                                                            18,365
                   FOREST PRODUCTS & PAPER -- 0.3%
            4,200  Stora Kopparbergs, Class A                                                                57,889


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 SWEDEN -- CONTINUED
                   HEALTH & PERSONAL CARE -- 0.5%
            1,720  Astra AB, Class A                                                                     $   84,992
                   INDUSTRIAL COMPONENTS -- 0.2%
              900  Autoliv AB                                                                                39,458
                   INSURANCE -- 0.4%
            2,680  Skandia Forsakrings AB                                                                    75,843
                   METALS - STEEL -- 0.5%
            7,800  Avesta Sheffield AB                                                                       84,063
                     TOTAL SWEDEN                                                                           360,610
 SWITZERLAND -- 4.3%
                   BANKING -- 0.3%
              500  CS Holding AG                                                                             51,363
                   FOOD & HOUSEHOLD PRODUCTS -- 0.3%
               51  Nestle S.A.                                                                               54,753
                   HEALTH & PERSONAL CARE -- 1.3%
              116  Novartis AG                                                                              132,852
               12  Roche Holding AG                                                                          93,373
                     Total                                                                                  226,225
                   INSURANCE -- 0.5%
              315  Zurich Versicherungsgesellschaft                                                          87,546
                   LEISURE & TOURISM -- 0.4%
               32  Reiseburo Kuoni AG, Class B                                                               77,699
                   MACHINERY & ENGINEERING -- 0.3%
               50  ABB AG                                                                                    62,196
                   MANUFACTURING -- 0.5%
              150  Sulzer AG                                                                                 86,627
                   MULTI-INDUSTRY -- 0.2%
              300  Oerlikon- Buhrle Holding AG                                                               29,585


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 SWITZERLAND -- CONTINUED
                   TRANSPORTATION - AIRLINES -- 0.5%
              100 (a)Swissair AG                                                                         $   80,911
                     TOTAL SWITZERLAND                                                                      756,905
 THAILAND -- 0.5%
                   BANKING -- 0.2%
            1,600  Bangkok Bank Public Co., Ltd.                                                             15,472
            2,100  Krung Thai Bank PLC                                                                        4,053
           30,000  Siam City Bank                                                                            28,075
                     Total                                                                                   47,600
                   FINANCIAL SERVICES -- 0.2%
           11,300  Industrial Finance Corporation of Thailand                                                30,623
                   UTILITIES - ELECTRICAL & GAS -- 0.1%
              900  PTT Exploration and Production Public Co.                                                 12,984
                     TOTAL THAILAND                                                                          91,207
 UNITED KINGDOM -- 19.2%
                   AEROSPACE & MILITARY TECHNOLOGY -- 0.7%
            5,834  British Aerospace PLC                                                                    127,734
                   BANKING -- 0.5%
            4,962  Barclays PLC                                                                              85,063
                   BROADCASTING & PUBLISHING -- 1.3%
           21,000  Mirror Group PLC                                                                          77,351
            7,600  Pearson                                                                                   97,002
            3,400  Reed International PLC                                                                    63,958
                     Total                                                                                  238,311
                   BUILDING MATERIALS & COMPONENTS -- 0.3%
           37,000  Rugby Group PLC                                                                           59,585


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 UNITED KINGDOM -- CONTINUED
                   BUSINESS & PUBLIC SERVICES -- 1.1%
            7,903  BAA                                                                                   $   65,531
            8,600  Chubb Security                                                                            47,958
            6,300  Premier Farnell PLC                                                                       80,949
                     Total                                                                                  194,438
                   CHEMICALS -- 0.5%
            3,623  Boc Group PLC                                                                             54,249
            2,700  Imperial Chemical Industries PLC                                                          35,594
                     Total                                                                                   89,843
                   CONSTRUCTION & HOUSING -- 0.7%
            7,400  Berkeley Group PLC                                                                        77,905
            6,583  Redland PLC                                                                               41,616
                     Total                                                                                  119,521
                   ELECTRICAL & ELECTRONICS -- 0.4%
            9,800  General Electric Co. PLC                                                                  64,304
                   ENERGY SOURCES -- 0.4%
            6,173  British Petroleum Co. PLC                                                                 74,031
                   FOOD & HOUSEHOLD PRODUCTS -- 1.4%
            7,900  Cadbury Schweppes PLC                                                                     66,724
            7,031  Grand Metropolitan PLC                                                                    55,174
            5,353  Reckitt & Colman PLC                                                                      66,305
            6,500  Safeway PLC                                                                               44,878
                     Total                                                                                  233,081
                   FOOD PROCESSING -- 0.3%
           22,000  Asda Group                                                                                46,359


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 UNITED KINGDOM -- CONTINUED
                   FOREST PRODUCTS & PAPER -- 1.0%
           16,923  Bunzl PLC                                                                             $   67,698
           19,700  David S. Smith (Holdings) PLC                                                           105,301
                     Total                                                                                   172,999
                   HEALTH & PERSONAL CARE -- 1.3%
            3,100  Glaxo Wellcome PLC                                                                        50,454
            4,523  Smithkline Beecham Corp.                                                                  62,611
            4,000  Zeneca Group                                                                             112,729
                     Total                                                                                  225,794
                   INDUSTRIAL COMPONENTS -- 0.4%
           10,900  Delta PLC                                                                                 71,428
                   INSURANCE -- 1.1%
            5,800  General Accident                                                                          75,916
           16,159  Guardian Royal Exchange                                                                   77,099
           20,000  Sedgwick Group PLC                                                                        44,886
                     Total                                                                                  197,901
                   LEISURE & TOURISM -- 1.3%
            8,000  Carlton Communications PLC                                                                70,118
            7,000  Compass Group                                                                             74,353
           15,579  Ladbroke Group PLC                                                                        61,921
            3,100  Rank Group PLC                                                                            23,262
                     Total                                                                                  229,654
                   MACHINERY & ENGINEERING -- 0.4%
            4,118  Siebe PLC                                                                                 76,476
                   MANUFACTURING -- 0.7%
           15,070  Cookson Group                                                                             61,189
           20,500  FKI PLC                                                                                   71,295
                     Total                                                                                  132,484


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 UNITED KINGDOM -- CONTINUED
                   MERCHANDISING -- 0.9%
            5,100  Boots Co. PLC                                                                         $   52,599
            4,800  Marks & Spencer PLC                                                                       40,459
            8,700  Smith, W.H. Group PLC                                                                     63,793
                     Total                                                                                  156,851
                   METALS - NON FERROUS -- 0.4%
            4,361  RTZ Corp. PLC                                                                             70,081
                   MISCELLANEOUS MATERIALS & COMMODITIES -- 0.8%
           17,000  Caradon PLC                                                                               69,899
           10,000  Morgan Crucible Co. PLC                                                                   74,867
                     Total                                                                                  144,766
                   MULTI-INDUSTRY -- 0.2%
            8,300  Tomkins PLC                                                                               38,393
                   RECREATION, OTHER CONSUMER GOODS -- 0.4%
            3,050  EMI Group PLC                                                                             72,096
                   TELECOMMUNICATIONS -- 1.0%
           10,200  British Telecommunication PLC                                                             69,025
           18,900 (a)(b)Pace Micro Technology PLC                                                            74,473
            9,200  Racal Electronic PLC                                                                      40,349
                     Total                                                                                  183,847
                   TRANSPORTATION - ROAD & RAIL -- 0.4%
           11,200  Cowie Group PLC                                                                           77,711
                   TRANSPORTATION - SHIPPING -- 0.2%
            3,272  Peninsular & Oriental Steam Navigation Co.                                                33,129


FEDERATED INTERNATIONAL EQUITY FUND II

                                                                                                             VALUE IN
      SHARES                                                                                               U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 UNITED KINGDOM -- CONTINUED
                   UTILITIES - ELECTRICAL & GAS -- 0.8%
           10,210  National Power Co. PLC                                                               $    85,360
            5,200  Powergen PLC                                                                              50,958
                     Total                                                                                  136,318
                   WHOLESALE & INTERNATIONAL TRADE -- 0.3%
           11,000  Inchcape PLC                                                                              51,071
                     TOTAL UNITED KINGDOM                                                                 3,403,269
                     TOTAL COMMON STOCKS (IDENTIFIED COST $15,401,380)                                   16,502,841
 PREFERRED STOCKS -- 2.2%
 BRAZIL -- 1.2%
                   AUTOMOBILE -- 0.1%
            2,700 (a)Cofap-Cia Fab Peca, Preference                                                          20,787
                   BANKING -- 0.1%
           50,000  Banco Itau S.A., Preference                                                               21,653
                   ENERGY SOURCES -- 0.2%
          230,000 (a)Petroleo Brasileiro S.A., Preference                                                    36,633
                   MERCHANDISING -- 0.1%
          445,000  Lojas Renner S.A., Preference                                                             20,556
                   METALS - STEEL -- 0.0%
        7,268,000 (a)Usinas Siderurgicas de Minas Gerais, Pfd.                                                7,413
                   TELECOMMUNICATIONS -- 0.1%
           94,000 (a)Telecomunicacoes de Sao Paulo S.A., Preference                                          20,354
                   UTILITIES - ELECTRICAL & GAS -- 0.6%
          140,000  Centrais Eletricas Brasileiras, Preference, Series B                                      52,007
          524,000  Companhia Energetica de Minas Gerais, Preference                                          17,851
          228,000 (a)Eletropaulo-Electricidade de Sao Paulo S.A., Preference, Class B                        33,681
                     Total                                                                                  103,539
                     TOTAL BRAZIL                                                                           230,935


FEDERATED INTERNATIONAL EQUITY FUND II

     SHARES,
    FOREIGN
    CURRENCY
       PAR
    AMOUNT OR
    PRINCIPAL                                                                                                VALUE IN
      AMOUNT                                                                                               U.S. DOLLARS
 PREFERRED STOCKS -- CONTINUED
 GERMANY -- 0.4%
                   FOOD & HOUSEHOLD PRODUCTS -- 0.1%
              322  Henkel KGAA, Pfd.                                                                    $    16,175
                   MACHINERY & ENGINEERING -- 0.3%
              180  Gea AG, Vorzugsaktien                                                                     56,674
                     TOTAL GERMANY                                                                           72,849
 JAPAN -- 0.6 %
                   BANKING -- 0.6%
                2 (b)Sakura Finance (Bermuda), Conv. Pfd., Series 144A                                      106,398
                     TOTAL JAPAN                                                                            106,398
                     TOTAL PREFERRED STOCKS (IDENTIFIED COST $386,693)                                      410,182
 CORPORATE BONDS -- 0.1%
 JAPAN -- 0.1%
                   BANKING -- 0.1%
        2,000,000 (b)Sumitomo Bank Ltd., Osaka, Conv. Bond, .75%, 5/31/2001
                   (IDENTIFIED COST $18,360)                                                                 18,284
 (C)REPURCHASE AGREEMENT -- 4.4%
 $        775,000  BT Securities Corporation, 6.90%, dated 12/31/1996, due 1/2/1997
                   (AT AMORTIZED COST)                                                                      775,000
                     TOTAL INVESTMENTS (IDENTIFIED COST $16,581,433)(D)                                 $17,706,307


(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Security laws. At December 31, 1996, these securities amounted to $730,055 which represents 4.1% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $16,592,552. The net unrealized appreciation of investments on a federal tax basis amounts to $1,113,755 which is comprised of $1,609,725 appreciation and $495,970 depreciation at December 31, 1996.

Note: The categories of investments are shown as a percentage of net assets
     ($17,751,716) at December 31, 1996.

The following acronym(s) are used throughout this portfolio:

ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
PLC -- Public Limited Company
RDC -- Russian Depositary Certificates

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND II
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

 ASSETS:
 Total investments in securities, at value (identified cost $16,581,433,
 and tax cost $16,592,552)                                                                       $  17,706,307
 Cash                                                                                                    2,631
 Cash denominated in foreign currencies (at cost $2,152)                                                 2,170
 Income receivable                                                                                      25,451
 Receivable for investments sold                                                                        60,470
 Receivable for shares sold                                                                             45,803
    Total assets                                                                                    17,842,832
 LIABILITIES:
 Payable for investments purchased                                                    $ 56,427
 Payable for shares redeemed                                                             1,226
 Net payable for foreign currency exchange contracts purchased                             149
 Payable for taxes withheld                                                              2,742
 Accrued expenses                                                                       30,572
    Total liabilities                                                                                   91,116
 Net Assets for 1,590,287 shares outstanding                                                     $  17,751,716
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                 $  16,785,472
 Net unrealized appreciation of investments and translation of assets
 and liabilities in foreign currency                                                                 1,124,568
 Accumulated net realized loss on investments and foreign currency transactions                       (181,293)
 Undistributed net investment income                                                                    22,969
    Total Net Assets                                                                             $  17,751,716
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $17,751,716 / 1,590,287 shares outstanding                                                             $11.16


(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND II
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $25,197)                                             $  167,834
 Interest (net of foreign taxes withheld of $25)                                                      60,920
    Total income                                                                                     228,754
 EXPENSES:
 Investment advisory fee                                                               $ 106,851
 Administrative personnel and services fee                                               125,000
 Custodian fees                                                                           88,527
 Transfer and dividend disbursing agent fees and expenses                                 10,547
 Directors'/Trustees' fees                                                                 1,614
 Auditing fees                                                                            10,000
 Legal fees                                                                               10,700
 Portfolio accounting fees                                                                56,406
 Share registration costs                                                                  5,795
 Printing and postage                                                                     33,484
 Insurance premiums                                                                        2,639
 Miscellaneous                                                                             8,278
    Total expenses                                                                       459,841
 Waivers and reimbursements --
    Waiver of investment advisory fee                                     $ (106,851)
    Reimbursement of other operating expenses                               (218,956)
       Total waivers and reimbursements                                                 (325,807)
          Net expenses                                                                               134,034
             Net investment income                                                                    94,720
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
 Net realized loss on investments and foreign currency transactions                                 (231,600)
 Net change in unrealized appreciation of investments and translation of assets and
 liabilities in foreign currency                                                                   1,010,299
    Net realized and unrealized gain on investments and foreign currency                             778,699
       Change in net assets resulting from operations                                             $  873,419


(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND II
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  YEAR ENDED     PERIOD ENDED
                                                                                 DECEMBER 31,     DECEMBER 31,
                                                                                     1996            1995 *
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                          $     94,720     $     20,303
 Net realized gain (loss) on investments and foreign currency transactions ($155,662 net loss, and $17,096 net loss, respectively,
 as computed for federal tax purposes)                                              (231,600)         (10,299)
 Net change in unrealized appreciation (depreciation) of investments
 and translation of assets and liabilities in foreign currency                     1,010,299          114,269
   Change in net assets resulting from operations                                    873,419          124,273
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income                                            (31,449)           --
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                     12,772,774        4,707,043
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                               31,448            --
 Cost of shares redeemed                                                            (654,035)         (71,757)
   Change in net assets resulting from share transactions                         12,150,187        4,635,286
     Change in net assets                                                         12,992,157        4,759,559
 NET ASSETS:
 Beginning of period                                                               4,759,559            --
 End of period (including undistributed net investment income of
 $22,969 and $31,397, respectively)                                             $ 17,751,716     $  4,759,559


*For the period from May 5, 1995 (date of initial public investment) to December 31, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND II
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       YEAR ENDED         PERIOD ENDED
                                                                       DECEMBER 31,       DECEMBER 31,
                                                                           1996             1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.35            $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                     0.11**            0.07
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                      0.75              0.28
  Total from investment operations                                          0.86              0.35
 LESS DISTRIBUTIONS
  Distributions from net investment income                                 (0.05)              --
 NET ASSET VALUE, END OF PERIOD                                           $11.16            $10.35
 TOTAL RETURN(B)                                                            8.32%             3.50%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                  1.25%             1.22%*
  Net investment income                                                     0.89%             1.63%*
  Expense waiver/reimbursement(c)                                           3.05%            11.42%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                $17,752            $4,760
  Average commission rate paid(d)                                          $0.0030             --
  Portfolio turnover                                                         103%               34%


* Computed on an annualized basis.

** Per share information presented is based upon the monthly average number of shares outstanding.

(a) Reflects operations for the period from May 5, 1995 (date of initial public investment) to December 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated International Equity Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to obtain a total return on its assets.

Effective April 15, 1996, the Board of Trustees ("Trustees") changed the name of the Trust from Insurance Management Series to Federated Insurance Series and the name of the Fund from International Stock Fund to Federated International Equity Fund II.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS -- Market values of the Fund's foreign and domestic equity securities are determined according to the last reported sale price on a recognized securities exchange, if available. If unavailable, or if the securities trade over the counter, the securities are generally valued at the last reported bid price. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

  REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and passive foreign investment companies. The following reclassifications have been made to the financial statements.

                             ACCUMULATED NET              UNDISTRIBUTED NET
   PAID-IN CAPITAL          REALIZED GAIN/LOSS            INVESTMENT INCOME
      $2,651                     $69,048                      $(71,699)


  Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

  FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies.

  Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

  At December 31, 1996, the Fund, for federal tax purposes, had a capital loss carryforward of $172,758, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

   EXPIRATION DATE        AMOUNT
        2003            $  17,096
        2004              155,662


  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

  At December 31, 1996, the Fund had outstanding foreign currency commitments as set forth below:

                                                                                         UNREALIZED
                       SETTLEMENT      CONTRACTS TO       IN EXCHANGE     CONTRACTS     APPRECIATION
   SALES                  DATE      DELIVER / RECEIVE         FOR          AT VALUE    (DEPRECIATION)
   Indonesian Rupiah    1/06/97         23,558,925         $  9,961       $  9,974         $  (13)
   Japanese Yen         1/06/97          2,925,235           25,174         25,259            (85)
   Japanese Yen         1/07/97          2,865,637           24,661         24,744            (83)
                                                             59,796         59,977           (181)

   PURCHASES
   Malaysian Ringgit    1/02/97            134,302           53,146         53,178             32
         Net Unrealized Appreciation (Depreciation) on Foreign Exchange Contracts          $ (149)


  FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales.

  Additional information on each restricted security held at December 31, 1996 is as follows:

                                                                   ACQUISITION       ACQUISITION
   SECURITY                                                            DATE              COST
   Acer, Inc., ADR                                                   7/19/96         $  14,675
   Bombay Suburban Electric Suppy, GDR                               2/29/96            20,160
   Cheung Kong Infrastructure                                   7/11/96 - 8/22/96       39,400
   Chilectra S.A., ADR                                               2/28/96             5,428
   Commonwealth Installment Receipt Trustee Ltd.                     7/15/96            30,301
   Crompton Greaves Ltd., GDR                                    7/1/96 - 7/2/96        30,611
   Grupo Financiero Bancomer, S.A. de C.V., ADR                 11/6/95 - 1/29/96       13,303
   Hindalco Industries, Ltd., GDR                                    1/22/96            15,125
   Irkutskenergo, RDC                                                10/10/96           67,200
   Japan Tobacco, Inc.                                          6/17/96 - 11/12/96     150,698
   Larsen & Toubro Ltd., GDR                                          6/5/96            29,850
   Mahindra and Mahindra, GDR                                    1/22/96 - 2/2/96       13,500
   Pace Micro Technology, PLC                                        6/20/96            50,174
   Sakura Finance (Bermuda) Conv. Pfd.                               9/12/96           108,794
   Shanghai Industrial Holdings Ltd.                                 5/23/96            18,064
   Sumitomo Bank Ltd., Osaka, Conv. Bond                              6/6/96            18,360


  USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

                                                                                YEAR ENDED      PERIOD ENDED
                                                                                DECEMBER 31,     DECEMBER 31,
                                                                                    1996           1995(A)
 Shares sold                                                                      1,188,525        466,748
 Shares issued to shareholders in payment of distributions declared                   3,009           --
 Shares redeemed                                                                    (60,899)        (7,096)
  Net change resulting from share transactions                                    1,130,635        459,652


(a) For the Period from May 5, 1995 (date of initial public investment) to December 31, 1995.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

  ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

  TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES -- FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses. ORGANIZATIONAL EXPENSES -- Organizational expenses of $15,465 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses during the five-year period following the effective date. For the period ended December 31, 1996, the Fund paid $1,804 pursuant to this agreement.

  GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1996, were as follows:

PURCHASES         $ 21,183,704
SALES             $  9,050,967


6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of the Federated Insurance Series and the Shareholders of FEDERATED INTERNATIONAL EQUITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Equity Fund II (a portfolio of the Federated Insurance Series) as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended December 31, 1996 and for the period from May 5, 1995 to December 31, 1995, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated International Equity Fund II as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
February 7, 1997

TRUSTEES
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
  Chairman
J. Christopher Donahue
  President
Edward C. Gonzales
  Executive Vice President
John W. McGonigle
  Executive Vice President, Treasurer, and Secretary
Richard B. Fisher
  Vice President
S. Elliott Cohan
  Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

                                             FEDERATED INTERNATIONAL EQUITY
                                                                    FUND II

                                                              ANNUAL REPORT
                                                            TO SHAREHOLDERS
                                                          DECEMBER 31, 1996
                                                 FEDERATED INSURANCE SERIES

[Graphic]

Federated Investors
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 313916603
G01077-01 (2/97)

[Graphic]




PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Growth Strategies Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month period from January 1, 1996 through December 31, 1996. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and the financial statements.

The fund is managed to pursue long-term growth through a highly diversified portfolio of mid- and large-capitalization stocks selected for their strong price and earnings momentum. The fund's portfolio includes common stocks representing 12 key business and industrial sectors. Many holdings are familiar names that you will recognize immediately.

In what was yet another strong year for stocks, this diversified portfolio produced an excellent total return of 24.32%, primarily through a significant increase in net asset value.* During the period, fund assets soared from less $0.5 million to reach nearly $17 million.

Thank you for joining other shareholders in the long-term growth opportunities of American companies through Federated Growth Strategies Fund
II. We trust you were pleased with the positive performance of your investment. As always, we welcome your comments and suggestions.

Sincerely,

/s/ J. Christopher Donahue

J. Christopher Donahue
President
February 15, 1997

* Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

FEDERATED GROWTH STRATEGIES FUND II

MANAGEMENT DISCUSSION AND ANALYSIS

The fourth quarter of 1996 had many great anecdotes and quotes (not the least of which was made by the Federal Reserve Board Chairman, Alan Greenspan), but we believe the quarter can be accurately summarized in four points:

* bond yields declined, though modestly and not in a straight line, with the 30-year Treasury moving from almost 6-7/8% to 6-5/8%;

* big stocks (as measured by Standard & Poor's 500 Index ("S&P 500")* did well, up 8.3%, and outperformed smaller stocks (Standard & Poor's 600 SmallCap Index* returned 5.7%, NASDAQ Over-the-Counter Composite Index** rose 5.2%), but all finished the year up around 22% and within 1.8% of each other;

* market breadth narrowed considerably, with Nifty-Fifty talk renewed, as positive earnings releases were concentrated within the larger capitalized stocks; and

* the quarter ended with a good deal of confusion with regard to the strength of the economy, with both stocks and bonds retracing part of the quarter's gains.

Stocks from certain sectors that did well the first three quarters of 1996 continued to outperform in the fourth, namely, those in Industrial Services and Electronic Technology (lead by General Electric and Intel, respectively). Energy and Finance stocks also had a strong quarter, guided by energy service companies and banks. Retail stocks had a notable reversal as the group, with strong performance through the end of September, was flat-to-down in the last quarter of 1996.

We continue to expect that the market will be disappointed with the rate of growth generated by the economy over the next several quarters. As this happens, money should flow into stocks that are less sensitive to the strength of the economy. Consequently, we continue to favor sectors that offer the potential for strong secular growth, namely Technology, Finance, and Health Care. We are also underweighted in economically sensitive sectors such as Producer Manufacturing, Retail, Transportation, and Utilities.

COMMENTS REGARDING SELECTED HOLDINGS OR PURCHASES

CINCINNATI BELL -- Half-local phone company and half-billing/marketing company, there should be strong growth from the non-phone side as national wireless companies have contracted to outsource their billing and marketing services through Cincinnati Bell.

CALENERGY -- A major independent power producer, CalEnergy owns and operates geothermal and fossil fuel plants around the world and should be a major beneficiary of demand for energy from developing countries.

HARMAN INTERNATIONAL -- One of the leading high-end loudspeaker manufacturers in the world, Harman is enjoying a secular shift to higher quality sound systems within cars, homes, theaters and PC systems.

MASTECH -- A fast growing, project-oriented computer programming firm, Mastech should experience strong demand for its services as companies seek assistance in systems integration and the development of application software.

CONSECO -- A leading consolidator of the U.S. insurance industry, Conseco should benefit from the strength of its product offerings of annuities and supplemental insurance to the growing "senior" market.

* Standard & Poor's 600 SmallCap Index and Standard & Poor's 500 Stock Index are unmanaged composite indices of common stocks in industrial, transportation, and financial and public utility companies, and can be used to compare the total returns of funds whose portfolios are invested primarily in common stocks. Investments cannot be made in an index.

** NASDAQ Over-the-Counter Composite Index is an unmanaged index covering
   4,500 stocks traded over-the-counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. Investments cannot be made in an index.

FEDERATED GROWTH STRATEGIES FUND II

   GROWTH OF $10,000 INVESTED IN THE FEDERATED GROWTH STRATEGIES FUND II

The graph below illustrates the hypothetical investment of $10,000 in the Federated Growth Strategies Fund II (the "Fund") from November 9, 1995 (start of performance) to December 31, 1996, compared to the Standard & Poor's 500 Stock Index ("S&P 500")+ and the Lipper Growth Fund Index
(LGFI).++

GRAPHIC REPRESENTATION OMITTED.  SEE APPENDIX A

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1996
1 Year                                                 24.32%
Start of Performance (11/9/95)           24.04%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

+ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

++ The LGFI is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The index is unmanaged.

FEDERATED GROWTH STRATEGIES FUND II
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

     SHARES                                                                                                       VALUE
 COMMON STOCKS -- 91.3%
                   BASIC INDUSTRY -- 4.8%
          3,300    Caraustar Industries, Inc.                                                               $          109,725
          4,300    Monsanto Co.                                                                                        167,163
          3,000    Potash Corporation of Saskatchewan, Inc.                                                            255,000
          1,400    Praxair, Inc.                                                                                        64,575
          7,000 (a)Royal Plastics Group Ltd.                                                                           130,375
          4,500 (a)Steel Dynamics, Inc.                                                                                 86,063
                    Total                                                                                              812,901
                   CONSUMER DURABLES -- 3.7%
          4,700    Callaway Golf Co.                                                                                   135,125
          2,300    Carlisle Cos., Inc.                                                                                 139,150
          1,900    Harley Davidson, Inc.                                                                                89,300
          3,100    Harman International Industries, Inc.                                                               172,437
          3,300    K2, Inc.                                                                                             90,750
                    Total                                                                                              626,762
                   CONSUMER NON-DURABLES -- 6.8%
          2,000 (a)Applied Analytical Industries Inc.                                                                   38,250
          1,500    Avon Products, Inc.                                                                                  85,687
            400    CPC International, Inc.                                                                              31,000
          1,900    Campbell Soup Co.                                                                                   152,475
          2,800    Coca-Cola Co.                                                                                       147,350
          1,400    Kimberly-Clark Corp.                                                                                133,350
            400 (a)Mossimo, Inc.                                                                                         4,950
          3,400    Nike, Inc., Class B                                                                                 203,150
          1,800    Philip Morris Cos., Inc.                                                                            202,725
          3,400 (a)Tommy Hilfiger Corp.                                                                                163,200
                    Total                                                                                            1,162,137


FEDERATED GROWTH STRATEGIES FUND II

     SHARES                                                                                                       VALUE
 COMMON STOCKS -- CONTINUED
                   ENERGY MINERALS -- 8.0%
          2,600 (a)BJ Services Co.                                                                        $            132,600
          6,300 (a)Benton Oil & Gas Co.                                                                                142,537
          1,004    British Petroleum Co. PLC, ADR                                                                      141,872
          2,400 (a)Global Marine, Inc.                                                                                  49,500
          5,500 (a)Oryx Energy Co.                                                                                     136,125
          3,700 (a)Petroleum Geo-Services, ADR                                                                         144,300
          3,400 (a)Reading & Bates Corp.                                                                                90,100
          5,200 (a)Rowan Companies, Inc.                                                                               117,650
          2,500    Unocal Corp.                                                                                        101,563
          1,600 (a)Western Atlas, Inc.                                                                                 113,400
          7,400    YPF Sociedad Anonima, ADR                                                                           186,850
                    Total                                                                                            1,356,497
                   FINANCE -- 16.9%
          3,550    Aflac, Inc.                                                                                         151,762
          3,800    Bank of New York Co., Inc.                                                                          128,250
          2,400    Charter One Financial, Inc.                                                                         100,800
          2,000    Citicorp                                                                                            206,000
          2,600    Conseco, Inc.                                                                                       165,750
            700    Federal Home Loan Mortgage Corp.                                                                     77,087
          3,400    Federal National Mortgage Association                                                               126,650
          1,000    First USA, Inc.                                                                                      34,625
          3,200    Greenpoint Financial Corp.                                                                          151,200
          5,550    MBNA Corp.                                                                                          230,325
          2,200    Mellon Bank Corp.                                                                                   156,200
          2,000    Morgan Stanley Group, Inc.                                                                          114,250
          1,800    NationsBank Corp.                                                                                   175,950
          5,700    Charles Schwab Corp.                                                                                182,400
          7,200    SunAmerica, Inc.                                                                                    319,500
          4,100    TCF Financial Corp.                                                                                 178,350


FEDERATED GROWTH STRATEGIES FUND II

     SHARES                                                                                                       VALUE
 COMMON STOCKS -- CONTINUED
                   FINANCE -- CONTINUED
          4,666    Travelers Group, Inc.                                                                    $          211,720
            600    Wells Fargo & Co.                                                                                   161,850
                    Total                                                                                            2,872,669
                   HEALTH CARE -- 12.8%
          3,600 (a)Acuson Corp.                                                                                         87,750
          2,200    American Home Products Corp.                                                                        128,975
          2,300 (a)Amgen, Inc.                                                                                         125,062
          3,400 (a)Centocor, Inc.                                                                                      121,550
          2,900 (a)Geltex Pharmaceuticals, Inc.                                                                         70,325
          2,800 (a)Genzyme Corp.                                                                                        60,900
          1,400    Guidant Corp.                                                                                        79,800
          1,800    HBO & Co.                                                                                           106,875
          3,400 (a)HCIA, Inc.                                                                                          117,300
          1,300 (a)HEALTHSOUTH Rehabilitation                                                                           50,213
          2,300    Johnson & Johnson                                                                                   114,425
          1,700    Eli Lilly & Co.                                                                                     124,100
          2,300    Merck & Co., Inc.                                                                                   182,275
          6,200 (a)Ornda Healthcorp                                                                                    181,350
          1,100 (a)PacifiCare Health Systems, Inc., Class B                                                             93,775
          2,400    Pfizer, Inc.                                                                                        198,900
            800 (a)Quintiles Transnational Corp.                                                                        53,000
          3,000    Teva Pharmaceutical Industries, Ltd., ADR                                                           150,750
          1,700    Warner-Lambert Co.                                                                                  127,500
                    Total                                                                                            2,174,825
                   PRODUCER MANUFACTURING -- 5.2%
          6,200 (a)Cable Design Technologies, Class A                                                                  192,975
          2,600    Danka Business Systems, PLC, ADR                                                                     91,975
          1,200    General Electric Co.                                                                                118,650
          1,800    Greenfield Industries, Inc.                                                                          55,125


FEDERATED GROWTH STRATEGIES FUND II

     SHARES                                                                                                       VALUE
 COMMON STOCKS -- CONTINUED
                   PRODUCER MANUFACTURING -- CONTINUED
          2,000 (a)Thermo Electron Corp.                                                                  $             82,500
          2,500    Tyco International, Ltd.                                                                            132,188
          3,200 (a)U.S. Filter Corp.                                                                                   101,600
          3,200 (a)U.S. Office Products Co.                                                                            109,200
                    Total                                                                                              884,213
                   RETAIL TRADE -- 3.7%
          5,100 (a)General Nutrition Cos., Inc.                                                                         86,062
          1,400 (a)Kohl's Corp.                                                                                         54,950
          4,500 (a)MSC Industrial Direct Co.                                                                           166,500
          5,400 (a)Safeway, Inc.                                                                                       230,850
          1,500 (a)Vons Companies, Inc.                                                                                 89,813
                  Total                                                                                                628,175
                   SERVICES -- 3.8%
          4,500 (a)CalEnergy Co., Inc.                                                                                 151,312
          2,300 (a)HFS, Inc.                                                                                           137,425
            200 (a)International Network Services                                                                        6,038
          2,400 (a)PanAmSat Corp.                                                                                       67,200
          6,000    Reynolds & Reynolds Co., Class A                                                                    156,000
          4,000 (a)USA Waste Services, Inc.                                                                            127,500
                    Total                                                                                              645,475
                   TECHNOLOGY -- 19.3%
          1,900 (a)3Com Corp.                                                                                          139,413
          3,300 (a)ADC Telecommunications, Inc.                                                                        102,712
          1,600 (a)Adtran, Inc.                                                                                         66,400
          1,000    Altera Corp.                                                                                         72,687
          2,400 (a)Analog Devices, Inc.                                                                                 81,300
          4,800 (a)BA Merchant Services, Inc., Class A                                                                  85,800
          2,000 (a)Cadence Design Systems, Inc.                                                                         79,500
          3,200 (a)Ceridian Corp.                                                                                      129,600


FEDERATED GROWTH STRATEGIES FUND II

     SHARES                                                                                                       VALUE
 COMMON STOCKS -- CONTINUED
                   TECHNOLOGY -- CONTINUED
          2,200 (a)Cisco Systems, Inc.                                                                    $            139,975
          4,300 (a)Cognex Corp.                                                                                         79,550
          1,000 (a)Compaq Computer Corp.                                                                                74,250
          3,100 (a)DST Systems, Inc.                                                                                    97,262
          3,600 (a)Dupont Photomasks, Inc.                                                                             163,350
          2,200    Electronic Data Systems Corp.                                                                        95,150
          2,900    Ericsson LM, Class B                                                                                 87,544
          1,400 (a)FORE Systems, Inc.                                                                                   46,025
          1,400    First Data Corp.                                                                                     51,100
          1,700 (a)HNC Software                                                                                         53,125
          4,700 (a)Ingram Micro, Inc., Class A                                                                         108,100
          2,000    Intel Corp.                                                                                         261,875
          2,800 (a)LSI Logic Corp.                                                                                      74,900
          2,400    Lucent Technologies, Inc.                                                                           111,000
          5,000 (a)Mastech Corp.                                                                                        95,000
          2,200 (a)Microsoft Corp.                                                                                     181,775
          2,700 (a)Oracle Corp.                                                                                        112,725
          3,100 (a)Ortel Corp.                                                                                          74,400
          2,100 (a)SCI Systems, Inc.                                                                                    93,713
          2,600 (a)Solectron Corp.                                                                                     138,775
          8,950 (a)StorMedia, Inc.                                                                                     144,319
          1,000 (a)U.S. Robotics Corp.                                                                                  72,000
          2,000    Wyle Labs                                                                                            79,000
          2,100 (a)Xilinx, Inc.                                                                                         77,306
                    Total                                                                                            3,269,631
                   TRANSPORTATION -- 0.3%
          2,200    Comair Holdings, Inc.                                                                                52,800


FEDERATED GROWTH STRATEGIES FUND II

 SHARES OR
 PRINCIPAL
  AMOUNT                                                                                                          VALUE
 COMMON STOCKS -- CONTINUED
                   UTILITIES -- 6.0%
          5,000    CMS Energy Corp.                                                                         $          168,125
          2,800    Cincinnati Bell, Inc.                                                                               172,550
            400    FPL Group, Inc.                                                                                      18,400
          2,700    Pinnacle West Capital Corp.                                                                          85,725
          3,500    Sonat, Inc.                                                                                         180,250
          4,100 (a)Trescomm International, Inc.                                                                         32,800
          5,850    The Williams Cos., Inc.                                                                             219,375
          5,600 (a)WorldCom, Inc.                                                                                      145,950
                    Total                                                                                            1,023,175
                    TOTAL COMMON STOCKS (IDENTIFIED COST $14,020,185)                 15,509,260
 PREFERRED STOCKS -- 1.5%
                   FINANCE -- 1.0%
          2,900    First USA, Inc., Cumulative PRIDES, $1.99                                                           171,100
                   TRANSPORTATION -- 0.5%
          1,200    Continental Airlines, Inc., Conv. Pfd., $4.25                                                        80,250
                    TOTAL PREFERRED STOCKS (IDENTIFIED COST $220,888)                          251,350
 (b)REPURCHASE AGREEMENT -- 8.0%
      1,355,000    BT Securities Corporation, 6.90%, dated 12/31/1996, due 1/2/1997
                   (AT AMORTIZED COST)                                                                               1,355,000
                    TOTAL INVESTMENTS (IDENTIFIED COST $15,596,073)(c)               $       17,115,610


(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $15,604,345. The net unrealized appreciation of investments on a federal tax basis amounts to $1,511,265 which is comprised of $1,695,675 appreciation and $184,410 depreciation at December 31, 1996.

Note: The categories of investments are shown as a percentage of net assets
     ($16,984,849) at December 31, 1996.

The following acronyms are used throughout this portfolio:

ADR -- American Depositary Receipt
PLC -- Public Limited Company
PRIDES -- Preferred Redeemable Increased Dividend Equity Securities

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND II
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

 ASSETS:
 Total investments in securities, at value (identified cost $15,596,073 and
 tax cost $15,604,345)                                                                           $    17,115,610
 Cash                                                                                                      3,239
 Income receivable                                                                                         8,431
 Receivable for investments sold                                                                          34,806
 Receivable for shares sold                                                                                8,382
    Total assets                                                                                      17,170,468
 LIABILITIES:
 Payable for investments purchased                                                 $  160,004
 Payable for taxes withheld                                                               191
 Accrued expenses                                                                      25,424
    Total liabilities                                                                                    185,619
 Net Assets for 1,326,805 shares outstanding                                                     $    16,984,849
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                 $    15,326,540
 Net unrealized appreciation of investments                                                            1,519,537
 Accumulated net realized gain on investments                                                            101,412
 Undistributed net investment income                                                                      37,360
    Total Net Assets                                                                             $    16,984,849
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $16,984,849 / 1,326,805 shares outstanding                                                               $12.80


(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND II
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

 INVESTMENT INCOME:
 Dividends                                                                                       $        62,159
 Interest                                                                                                 33,509
       Total income                                                                                       95,668
 EXPENSES:
 Investment advisory fee                                                             $    51,083
 Administrative personnel and services fee                                               125,000
 Custodian fees                                                                           47,198
 Transfer and dividend disbursing agent fees and expenses                                 16,032
 Directors'/Trustees' fees                                                                   835
 Auditing fees                                                                             8,000
 Legal fees                                                                                1,593
 Portfolio accounting fees                                                                45,865
 Share registration costs                                                                  4,941
 Printing and postage                                                                     16,611
 Insurance premiums                                                                        3,801
 Miscellaneous                                                                               583
       Total expenses                                                                    321,542
 Waivers and reimbursements --
       Waiver of investment advisory fee                             $    (51,083)
       Reimbursement of other operating expenses                         (212,264)
              Total waivers and reimbursements                                          (263,347)
                      Net expenses                                                                        58,195
                              Net investment income                                                       37,473
 REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                                                        101,778
 Net change in unrealized appreciation of investments                                                  1,511,965
       Net realized and unrealized gain on investments                                                 1,613,743
              Change in net assets resulting from operations                                     $     1,651,216


(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND II
STATEMENT OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED        PERIOD ENDED
                                                                                  DECEMBER 31,       DECEMBER 31,
                                                                                      1996              1995 (a)
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                         $         37,473   $          589
 Net realized gain (loss) on investments ($110,051 net gain and
 $368 net loss, respectively, as computed for federal tax purposes)                     101,778             (368)
 Net change in unrealized appreciation of investments                                 1,511,965            7,572
   Change in net assets resulting from operations                                     1,651,216            7,793
 NET EQUALIZATION CREDITS (DEBITS) --                                                    72,517              506
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income                                                 (700)               --
 SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS ALLOCATED TO NET
 INVESTMENT INCOME) --
 Proceeds from sale of shares                                                        15,118,252          365,048
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                                     698               --
 Cost of shares redeemed                                                              (224,666)          (5,815)
   Change in net assets resulting from share transactions                            14,894,284          359,233
     Change in net assets                                                            16,617,317          367,532
 NET ASSETS:
 Beginning of period                                                                    367,532               --
 End of period (including undistributed net investment income of
 $37,360 and $1,095, respectively)                                             $     16,984,849   $      367,532


(a) For the period from November 9, 1995 (date of initial public investment) to December 31, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND II
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                              YEAR ENDED
                                                                                             DECEMBER 31,
                                                                                      1996                1995(a)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                $10.30               $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                0.05                 0.03
  Net realized and unrealized gain on investments                                      2.45                 0.27
  Total from investment operations                                                     2.50                 0.30
 LESS DISTRIBUTIONS
  Distributions from net investment income                                           (0.004)                  --
 NET ASSET VALUE, END OF PERIOD                                                      $12.80               $10.30
 TOTAL RETURN(b)                                                                      24.32%                3.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                             0.85%                0.85%*
  Net investment income                                                                0.55%                1.91%*
  Expense waiver/reimbursement(c)                                                      3.87%               76.95%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                           $16,985                 $368
  Average commission rate paid(d)                                                   $0.0376                  --
  Portfolio turnover                                                                     96%                   4%


* Computed on an annualized basis.

(a) Reflects operations for the period from November 9, 1995 (date of initial public investment) to December 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which a commission were charged. This disclosure is required for fiscal years beginning on or after September 1, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The investment objective of the Fund is capital appreciation.

Effective April 15, 1996, the Board of Trustees ("Trustees") changed the name of the Trust from Insurance Management Series to Federated Insurance Series and the name of the Fund from Growth Stock Fund to Federated Growth Strategies Fund II.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS -- Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

  REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees . Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for accumulated equalization and foreign currency transactions. The following reclassifications have been made to the financial statements.

                    INCREASE (DECREASE)
                        ACCUMULATED
                       NET REALIZED      UNDISTRIBUTED NET
   PAID-IN CAPITAL       GAIN/LOSS       INVESTMENT INCOME
       $73,023               $2              $(73,025)


  Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

  FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                                                                     YEAR ENDED        PERIOD ENDED
                                                                                     DECEMBER 31,      DECEMBER 31,
                                                                                        1996             1995 (a)
 Shares sold                                                                          1,310,281           36,267
 Shares issued to shareholders in payment of distributions declared                          64               --
 Shares redeemed                                                                        (19,226)            (581)
  Net change resulting from share transactions                                        1,291,119           35,686


(a) For the period from November 9, 1995 (date of initial public investment) to December 31,1995.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

  ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

  TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

  GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1996, were as follows:

PURCHASES         $ 20,084,833
SALES             $  6,274,674


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of the Federated Insurance Series and the Shareholders of FEDERATED GROWTH STRATEGIES FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Growth Strategies Fund II (a portfolio of the Federated Insurance Series) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and the period from November 9, 1995 to December 31, 1995, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Growth Strategies Fund II as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
February 7, 1997

TRUSTEES

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
  Chairman
J. Christopher Donahue
  President
Edward C. Gonzales
  Executive Vice President
John W. McGonigle
  Executive Vice President, Treasurer, and Secretary
Richard B. Fisher
  Vice President
S. Elliott Cohan
  Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

                                        FEDERATED GROWTH STRATEGIES FUND II

                                                              ANNUAL REPORT
                                                            TO SHAREHOLDERS
                                                          DECEMBER 31, 1996

                                                 FEDERATED INSURANCE SERIES

[Graphic]

Federated Investors
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

[Graphic]

Cusip 313916702
G00433-07 (2/97)




                        FEDERATED INSURANCE SERIES

A. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Federated American Leaders Fund II (the `Fund'') is represented by a solid line. The Standard & Poor's 500 Index (the `S&P 500'') is represented by a dotted line and the Lipper Growth and Income Funds Average (the
`LGIFA'') is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the S&P 500 and the LGIFA. The `x'' axis reflects computation periods from 2/10/94 to 12/31/96. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the S&P 500 and the LGIFA. The ending values were $16,143, $16,998, and $15,445, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Average Annual Total Returns for the one-year period ended 12/31/96 and from the fund's start of performance (2/10/94) to 12/31/96. The total returns were 21.58% and 18.03%, respectively.

B. The graphic presentation here displayed consists of a line graph titled `Growth of $10,000 Invested in the Federated Utility Fund II (the `Fund''). The corresponding components of the line graph are listed underneath. The Fund is represented by a solid line. The Standard & Poor's Utility Index is represented by a broken line. The Standard & Poor's 500 Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund, Standard & Poor's Utility Index and Standard & Poor's 500 Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 2/10/94 through 12/31/96. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Standard & Poor's Utility Index and Standard & Poor's 500 Index; the ending values are $13,389, 13,930 and $16,998, respectively.

C.   The graphic presentation  here displayed consists of a line graph.
The corresponding components of the line graph are listed underneath. The Federated Fund for U.S. Government Securities II (the `Fund'') is represented by a solid line. The Lehman Brothers 5-Year Treasury Bellwether Index (the `LB5TB'') is represented by a dotted line and the Lipper U.S. Mortgage Funds Average (the `LUSMFA'') is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the LB5TB and the LUSMFA. The `x'' axis reflects computation periods from 3/28/94 to 12/31/96. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the LB5TB and the LUSMFA. The ending values were $11,631, $11,846, and $11,901, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Average Annual Total Returns for the one-year period ended 12/31/96 and from the fund's start of performance (3/28/94) to 12/31/96. The total returns were 4.20% and 5.62%, respectively.

D. The graphic presentation here displayed consists of a line graph titled `Growth of $10,000 Invested in the Federated High Income Bond Fund II (the `Fund''). The corresponding components of the line graph are listed underneath. The Fund is represented by a solid line. The Lehman Brothers Single B Rated Index is represented by a dotted line. The Lipper High Current Yield Funds Average is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund, Lehman Brothers Single B Rated Index and Lipper High Current Yield Funds Average. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 3/1/94 through 12/31/96. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers Single B Rated Index and Lipper High Current Yield Funds Average; the ending values are $13,264, $12,995 and $12,451, respectively.

E. The graphic presentation here displayed consists of a line graph titled `Growth of $10,000 Invested in the Federated International Equity Fund II (the `Fund''). The corresponding components of the line graph are listed underneath. The Fund is represented by a solid line. The Morgan Stanley/Capital International - Europe, Australia, Far-East Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and Morgan Stanley/Capital International - Europe, Australia, Far-East Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 5/8/95 through 12/31/96. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Morgan Stanley/Capital International - Europe, Australia, Far-East Index; the ending values are $11,211 and $11,158, respectively.

F. The graphic presentation here displayed consists of a line graph titled `Growth of $10,000 Invested in the Federated Growth Strategies Fund II (the `Fund''). The corresponding components of the line graph are listed underneath. The Fund is represented by a solid line. The Standard & Poor's 500 Stock Index is represented by a dotted line. The Lipper Growth Fund Index is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund, Standard & Poor's 500 Stock Index and Lipper Growth Fund Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 11/9/95 through 12/31/96. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Standard & Poor's 500 Stock Index and Lipper Growth Fund Index; the ending values are $12,805, $12,847 and $12,090, respectively.